                            As filed with the Securities and Exchange Commission
                                                                 on June 4, 2001
                                                  Registration Nos. 333-________
                                                                    811-________
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

Pre-Effective Amendment No. _____                          [_]

Post-Effective Amendment No. _____                         [_]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                    [X]

Amendment No. _____                                        [_]

                           (Check appropriate boxes)

HENDERSON GLOBAL FUNDS
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(Exact Name of Registrant as Specified in Charter)

737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611
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(Address of Principal Executive Offices)

(312) 397-1122
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Registrant's Telephone Number, including Area Code

Brian Booker, 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611
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(Name and Address of Agent for Service)

Cathy O'Kelly - Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601
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Copy to

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective:  (check appropriate box)
               ____immediately upon filing pursuant to paragraph (b) of Rule 485
               ____on (date) pursuant to paragraph (b) or Rule 485
               ____60 days after filing pursuant to paragraph (a)(1) of Rule 485
               ____on (date)  pursuant to paragraph (a)(1) of Rule 485
               ____75 days after filing pursuant to paragraph (a)(2) of Rule 485
               ____on (date) pursuant to paragraph (a)(2) of Rule 485.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 9(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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                             Subject to Completion
                   Preliminary Prospectus dated June 4, 2001
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                                                                      Prospectus
                                                                    ______, 2001

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares

This Prospectus contains important information about the investment objectives, strategies and risks of the Henderson European Opportunities Fund (the "Fund") that you should know before you invest in it. Please read it carefully and keep it with your investment records. The Fund is non-diversified and has as its investment objective long-term capital appreciation primarily through investment in equities of European companies. The Fund is a separate series of the Henderson Global Funds.








As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.



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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
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                               TABLE OF CONTENTS

I.     FUND SUMMARY............................................................
       Investment Objective....................................................
       Principal Investment Strategies.........................................
       Principal Risks of Investing in the Fund................................
       Who Should Invest in the Fund...........................................
II.    FEES AND EXPENSES SUMMARY...............................................
       Example of Expenses.....................................................
       Performance Information.................................................
III.   INVESTMENT STRATEGIES AND RISKS.........................................
       How the Fund Invests....................................................
       Investment Risks........................................................
IV.    MANAGEMENT OF THE FUND..................................................
       Investment Adviser and Subadviser.......................................
       Portfolio Manager.......................................................
       Adviser's Related Performance Information...............................
V.     DESCRIPTION OF SHARE CLASSES............................................
       Applicable Sales Charge-Class A Shares..................................
       Sales Charge Waivers....................................................
       Sales Charge Reductions.................................................
       Applicable Sales Charge-Class B Shares..................................
       Applicable Sales Charge-Class C Shares..................................
       Contingent Deferred Sales Charge........................................
       Distribution and Service Fees...........................................
VI.    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES.............................
       How to Purchase Shares..................................................
       Opening Your Account....................................................
       Adding to Your Account..................................................
       How to Exchange Shares..................................................
       How to Redeem Shares....................................................
       Other Considerations....................................................
VII.   INVESTOR SERVICES AND PROGRAMS..........................................
       Distribution Options....................................................
       Purchase and Redemption Programs........................................
VIII.  OTHER INFORMATION.......................................................
       Pricing or Fund Shares..................................................
       Distributions...........................................................
       Tax Considerations......................................................
       Unique Nature of Fund...................................................
       Provision of Annual and Semi-Annual Reports and Prospectuses............


Back Cover for Additional Information

I. Fund Summary- Henderson European Opportunities Fund

 .    Investment Objective

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

 .    Principal Investment Strategies - European Companies

     The Fund normally invests at least 80% of its net assets in common stocks and related securities of European companies, such as depositary receipts, preferred stock and convertible securities. European companies are broadly defined to include any company that meets one or more of the following tests:
          .    its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe;
               or
          .    50% or more of its assets are located in Europe; or
          .    50% or more of its revenues are derived from Europe.

     The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific opportunities and particular investment themes in Europe that are expected to drive stock prices. The manager will invest primarily in "growth" stocks that are reasonably priced; however, the manager may equally take advantage of opportunities in "value" stocks that are, in the manager's opinion, under-valued.

     Companies are evaluated using a range of criteria, including:
          .    a company's financial strength;
          .    competitive position in its industry; and
          .    projected future earnings and cash flows.

     Country and sector allocation decisions are driven primarily by the stock selection process. However, the manager will consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships.

     The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. However, in an attempt to reduce portfolio risks, the manager will invest across countries, industry groups and stocks. Countries that the manager may invest in include Western European countries (such as United Kingdom, Germany, The Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain), as well as Eastern European Countries (such as Russia, Bulgaria, the Czech Republic and Poland). However, the Fund anticipates that a majority of its assets will be invested in companies located in Western European countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Although the Fund does not invest in companies of any particular size, the Fund may invest a significant portion of its assets in smaller and less seasoned issuers.

 .    Principal Risks of Investing in the Fund

     As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. The main risks that could adversely affect the total return on your investment include:

     . Foreign Investments Risk. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     . Geographic Focus Risk. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a single or limited number of countries in Europe.

     . Market Risk. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     . Non-Diversification Risk. The risk that because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     . Smaller and Less Seasoned Companies. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings, which typically have additional risks. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     . Frequent trading. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 .    Who Should Invest in the Fund

     The Fund may be an appropriate investment for you if you:
          .    Want a professionally managed portfolio;
          .    Are looking for exposure to the European markets;
          .    Are willing to accept the risks of foreign investing and non-
               diversification in order to seek potentially higher capital appreciation;
          .    Are not looking for a significant amount of current income.

II.       Fees and Expense Summary

The Fund offers three different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. After determining which Classes you are eligible to buy, decide which Class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
                                                      Class A        Class B       Class C
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                5.75% (a)      None          1.00%
Purchases (as a percentage of the Offering Price)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(as a             None (b)       5.00% (c)     1.00% (d)
percentage of the Offering Price)
---------------------------------------------------------------------------------------------
Redemption Fee (e)                                    2.00%          2.00%         2.00%
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Annual Fund Operating Expenses (expenses that are paid from fund assets) As a percentage of estimated average net assets

---------------------------------------------------------------------------------------------
                                                Class A            Class B           Class C
---------------------------------------------------------------------------------------------
Management Fees                                  1.00%              1.00%             1.00%
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Distribution and Service (12b-1) Fee (f)         0.25%              1.00%             1.00%
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Other Expenses (g)                               1.56%              1.56%             1.56%
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         Total Operating Expenses                2.81%              3.56%             3.56%
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Fee Waiver and Expense Reimbursement (h)         0.81%              0.81%             0.81%
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         Net Operating Expenses (h)              2.00%              2.75%             2.75%
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(a) The sales charge declines as the amount invested increases. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1 million or more.
(c)  The CDSC payable upon redemption of Class B shares declines over time.
(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares bought without an initial sales charge. The CDSC applies to redemption of Class C shares within 18 months of purchase.
(e) Shares redeemed within 30 days of purchase may be subject to a 2.00% redemption fee.
(f) The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(g)  Other Expenses are based on estimated amounts for the current fiscal year.
(h) The Fund's adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets. The adviser may subsequently recover reimbursed expenses from the Fund if the Fund's expense ratio falls below the expense limitation. These contractual arrangements will continue until at least August 31, 2006.

 .    Example of Expenses

     These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

     . You invest $10,000 in the Fund for the time periods indicated and then you redeem all your shares at the end of those periods ;
     . Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     . The Fund's operating expenses reflect contractual waivers and reimbursements for applicable periods;

     Based upon these assumptions:

     If you sell your shares, your costs would be:
     ------------------------------------------------
                       1 Year        3 Years
     ------------------------------------------------
     Class A           $766          $1,166
     ------------------------------------------------
     Class B           $778          $1,253
     ------------------------------------------------
     Class C           $475          $  945
     ------------------------------------------------

     If you don't sell your shares your costs would be:
     ------------------------------------------------
                      1 Year        3 Years
     ------------------------------------------------
     Class B           $278          $853
     ------------------------------------------------
     Class C           $375          $945
     ------------------------------------------------

 .    Performance Information

     The Fund commenced operations on ________, 2001 and therefore does not have any performance history. Performance information for the Fund will be included in the Fund's next annual or semi-annual report. Performance for another fund managed by the Fund's manager is on page ________.

III.     INVESTMENT STRATEGIES AND RISKS

 .    How the Fund Invests

     The Fund's investment objective is long-term capital appreciation. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments. Under normal market conditions at least 80% of the Fund's net assets will consist of equity securities of European companies, primarily common stocks and depository receipts, except during temporary and defensive periods.

     The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund anticipates that a majority of the Fund's assets will be invested in companies located in Western European countries such as: United Kingdom, Belgium, Germany, Norway, The Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Eastern European countries such as Russia, Bulgaria, the Czech Republic and Poland.

     The manager will focus on selecting stocks by evaluating a broad range of criteria including a company's financial strength, competitive position in its industry, projected future earnings and cash flows. In evaluating investment opportunities in various countries, the manager will consider:
          .    the condition and growth potential of the various economies and securities markets;
          .    currency and taxation factors; and
          .    other financial, social and political factors;
     that may have an effect on the investment climate of the companies that are located in those markets. However, country allocations are primarily driven by the stock selection process. In addition, the manager considers the condition and growth potential of industry sectors in selecting what the manager believes to be attractive companies.

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long term investments, to reduce exposure to European equities when the manager believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

 .    Investment Risks

     This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time. The following is a description of the risks associated with the Fund's principal investment strategies:

 .    Common stocks. Common stock represents an ownership interest in a company.
     The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager's assessment of the prospects for a company's earnings growth is wrong, or if the manager's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the manager has placed on it.

     Companies whose stock the manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the manager has placed on it.

 .    Foreign investments. Foreign investments involve certain special risks, including:

     . Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

     . Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

     . Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

     . Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

     . Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, the manager may at times find it difficult to value the Fund's foreign investments.

          . Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          . Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

          The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

          A further risk of investing in foreign securities is the risk that the Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase the volatility in world markets and affect European markets in particular.

          Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

          The Fund may invest in foreign securities in the form of depository receipts. Depository receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depository Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depository Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

          Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     . Geographic focus. The Fund is subject to the risk that European issuers will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic or other developments in Europe. Developments in European economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to continue to unify their economic and monetary policies, which may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

     . Smaller and Less Seasoned Companies. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth of potential development, or be developing or marketing new products or services for which markets are not yet established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

          To the extent the Fund participates in an initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investments in IPOs, such investments may have a magnified effect on the investment performance of the Fund during periods when the Fund has a small asset base. Like any past performance, there is no assurance that, as the Fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

     . Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may use derivatives both for hedging and non-hedging purposes. However, the manager may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

          Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the manager's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from the manager's potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

     . Other investments. In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks, as described in the SAI.

     . Defensive Investment Strategies. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. While the Fund invests defensively, it may not be able to pursue its investment objectives. The Fund's defensive investment position may not be effective in protecting its value.

     . Changes in policies. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Fund's policy to invest at least 80% of its net assets in equity securities of European companies, the Fund will give shareholders at least 60 days notice of any change to this policy.

     Further Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services (see back cover for address and phone number).

IV.    MANAGEMENT OF THE FUND

 .    Investment Adviser and Subadviser

     Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA, referred to herein as "Henderson," is the Fund's subadviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and the subadviser is a direct wholly-owned subsidiary of Henderson plc. As of _____ __, 2001 the Adviser and Henderson had approximately $______ and $_____ of assets under management, respectively.

     As a global money manager, Henderson plc provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition by the Australian financial services company AMP Limited ("AMP") in 1998. Henderson plc is an indirect, wholly owned subsidiary of AMP. Today, Henderson plc's business is a dynamic and diverse business with a fast growing worldwide distribution network.

     Recent global awards of recognition include:

     .    Multi-sector Manager of the Year, 2000 - Morningstar, Australia
     . Best Investment Trust Manager for the 6th consecutive year - S&P Micropal, 1999
     . Fund Manager of the Year 1999, Global Technology and Asian Enterprise Funds -Investment Week
     .    Best Overall Fund Manager of the Year 1999 - Professional Pensions

     As of December 31, 2000, Henderson plc had net assets under management of approximately U.S. $161 billion, ranking it as one of the top 50 fund managers worldwide. In addition to the North American offices, Henderson plc has 15 offices around the world.

     Henderson Global Investors (North America) Inc. provides investment management and related administrative services and facilities to the Fund (including portfolio management and trade execution). For these services, the Adviser is entitled to an annual management fee as set forth in the Fee and Expense Summary.

 .    Portfolio Manager

     Stephen Peak, Director of Henderson Global Investors and head of Henderson's European specialist equities team, is the lead portfolio manager for the Fund. Mr. Peak joined Henderson in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds and is supported by a team of regional and sector specialists. Mr. Peak has been the Fund's portfolio manager since its inception.

     .    Adviser's Related Performance Information

     The performance figures shown below represent the total returns for Ivy European Opportunities Fund, which has substantially similar investment policies, strategies, and objectives as those of Henderson European Opportunities Fund. Ivy European Opportunities Fund is a registered investment company, subadvised by Henderson. Past performance is not indicative of future performance. Ivy European Opportunities Fund is a separate fund and its historical performance is not indicative of the potential performance of the Henderson European Opportunities Fund. The performance shown below is attributed in large part to investments in IPOs and the strong performance of technology stocks, and may not be sustainable. Share prices and returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities, and future performance may differ substantially. The performance figures do not reflect any deductions for sales loads.

     Average Annual Total Returns
     (for the periods ended December 31, 2000)
     ---------------------------------------------------------------------------
                                                 1 Year       Since Inception
                                                                     (5/4/99)
     ---------------------------------------------------------------------------
     Ivy European Opportunities Fund              4.51%               105.19%
     MSCI Europe Index                           -8.17%                 3.44%

     ----
     Sources: Lipper Analytical Services, Standard & Poor's Micropal. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets. The since inception performance of the index is from 4/30/99.

V.    DESCRIPTION OF SHARE CLASSES

The Fund offers Class A, B and C shares through this prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

Class A Shares
     . Front end sales charge. There are several ways to reduce these sales charges.
     .    Lower annual expenses than Class B and Class C shares.
     . No CDSC, except for a 1% CDSC for redemptions within one year of investment made in connection with purchases over $1 million for which no front end sales charge was paid.

     . Class A shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually.

In certain circumstances, these sales charges are waived. These circumstances are described under "Sales Charge Waivers".

Class B shares
     .    No front end sales charge. All your money goes to work for you right away.
     .    Higher annual expenses than Class A shares.
     .    A CDSC on shares you sell within six years of purchase.
     . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.
     . Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
     .    CDSC is waived for certain redemptions.

Class C shares
     .    Front end sales charge.
     . No CDSC, except for a CDSC for redemptions made within eighteen months of investing.
     .    Shares do not convert to another Class.
     .    Higher annual expenses than Class A shares.
     . Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
     .    CDSC is waived for certain redemptions.

Special considerations concerning the calculation of the CDSC that apply to each of these Classes of shares are described below under the heading "Calculation of CDSC."

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the Adviser. These commissions and concessions are described in the SAI.

 .    Applicable Sales Charge- Class A Shares

     You can purchase Class A shares at the net asset value (NAV) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

         Amount of Purchase                   Sales Charge* as Percentage of:
         ------------------
                                            Offering Price   Net Amount Invested
                                            --------------   -------------------
         Less than $50,000                       5.75%               6.10%
         $50,000 but less than $100,000          4.75%               4.99%
         $100,000 but less than $250,000         4.00%               4.17%
         $250,000 but less than $500,000         3.00%               3.09%
         $500,000 but less than $1,000,000       2.20%               2.25%
         $1,000,000 or more                     None**               None**

         _____________
         * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
         ** No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

     The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

     You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your financial adviser or the Adviser for assistance.

 .    Sales Charge Waivers

     We will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs;
     2. Any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;
     3. Shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption;
     4. Tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;
     5. Unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment;
     6. Financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's distributor (the "Distributor");
     7. Registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm; and
     8.   A purchase of $1 million or more of Class A shares.

     For further information on sales charge waivers, call (800) _________.

 .    Sales Charge Reductions

     You may qualify for reduced sales charges in the following cases:

     . Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     . Rights of Combination. Investors eligible to receive volume discounts are individuals, their spouses, their children under age 21, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the adviser along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Combination.

     . Right of Accumulation. You may add the value of any other Class A shares of the Fund you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase.


     Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.

     For further information on sales charge reductions, call (800) ________.

 .    Applicable Sales Charge - Class B Shares

     You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth below under "Contingent Deferred Sales Charge."

     Conversion Feature -- Class B Shares:
          . Class B Shares automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."
          . After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
          . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
          . If you exchange Class B shares of one Henderson Global Fund for Class B shares of another Henderson Global Fund, your holding period will be calculated from the time of your original purchase of Class B shares.
          . The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

     The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

 .    Applicable Sales Charge- Class C Shares

     You may purchase Class C shares at net asset value plus an initial sales charge of 1% (referred to as the Offering Price). In addition, a 1% CDSC will apply to redemptions of shares made within eighteen months of buying them, as discussed below. The current sales charge rates are as follows:

                                   Sales Charge as Percentage of:       Dealer Reallowance
                                                   Net Amount           as a Percentage of
                                                   ----------
    Amount of Purchase          Offering Price      Invested            the Offering Price
    ------------------          --------------      --------            ------------------
    Investment Amount                1.00%            1.01%                    1.10%

     The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

 .    Contingent Deferred Sales Charge (CDSC)

     You pay a CDSC when you redeem:

     . Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of purchase;
     .    Class B shares within six years of purchase;
     .    Class C shares within eighteen months of purchase.

     The CDSC payable upon redemption of Class C Shares or Class A shares in the circumstance described above is 1.00%. The CDSC schedule for Class B shares is set forth below.

     Years Since Purchase                      CDSC
     --------------------                      ----
     First................................     5.00%
     Second...............................     4.00%
     Third................................     4.00%
     Fourth...............................     3.00%
     Fifth................................     2.00%
     Sixth................................     1.00%
     Seventh and thereafter...............     0.00%

     The CDSC is calculated based on the original NAV at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another fund of Henderson Global Funds which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

     If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

     The Distributor pays sales commissions of up to 5.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund. The Distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal law.

     The Distributor pays sales commissions of up to 2.00% of the purchase price of Class C shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C shares of the Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund.

     CDSC Waivers
     We will waive the CDSC payable upon redemptions of shares for:
          . death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability;
          . benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans;
          . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
          . distributions not exceeding 10% annually of normal or premature withdrawals from an IRA.

     CDSC Aging Schedule
     As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The following aging schedule applies to the calculation of the CDSC.

     Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

 .    Distribution and Service Fees

     12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     The 12b-1 fees vary by share class as follows:
     . Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.
     . Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund.

     12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by financing the costs of advancing brokerage commissions paid to investment representatives. Such fees may also be used to finance the costs of accruing certain unreimbursed expenses.

     The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution.

     Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

VI.  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

 .    How to Purchase Shares

     Initial Purchase. You can establish an account by having your financial adviser process your purchase.

     Investment Minimums:

     ---------------------------------------------------------------------------
                                    Minimum to Open   Minimum        Minimum
        Type of Account             An Account        Addition       Balance
     ---------------------------------------------------------------------------
        Regular                     $3,000            $50            $3000
        IRA and Roth IRA            $  500            $50                -
        Educational IRA             $  500            $50*               -
        Automatic Investment Plan   $  500            $50                -
     ---------------------------------------------------------------------------
     *subsequent years

     The Fund requires that you maintain a minimum account value of $3,000. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Fund may notify you of its intent to charge an annual $15 fee until the account has reached the $3,000 minimum. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Fund.

 .    Opening Your Account

     You can open a new account in any of the following ways:

     . Complete the application. Make check or money order payable to Henderson European Opportunities Fund Name. Mail to:

         Regular Mail                    Overnight Mail
         Henderson Global Funds          Boston Financial Data Services
         PO Box xxxx                     c/o Henderson Global Funds
         Boston, MA 02266                66 Brooks Drive, Suite xxxx
                                         Braintree, MA 02184
                                         617-xxx-xxxx or 800-xxx-xxxx

     Current shareholders may open a new identically registered account by one of the following methods:

     . Telephone Exchange Plan. You may switch $3,000 or more from your existing Fund to another Fund of the Henderson Global Funds account into a new account.

     .    Wire.  Call 800-xxx-xxxx to arrange for this transaction:

              State Street Bank and Trust Company
              Attn:  Mutual Funds
              Boston, MA  xxxxx
              ABA # 0110-002-8
              Attn:  Henderson Global Funds
              Deposit DDA #xxxx-xxx-x
              FBO: (please specify the Fund name, account number and name(s) on account);

 .    Adding to Your Account

     There are several easy ways you can make additional investments of at least $50 to your account:
          .   ask your financial adviser to purchase shares on your behalf;
          .   send a check with the returnable portion of your statement;
          .   wire additional investments through your bank using the wire instructions as detailed above;
          .   authorize transfers by telephone between your bank account and your Henderson account through ACH. You may elect this privilege on your account application or through an account maintenance form if you wish to use it;
          .   exchange shares from another Fund of the Henderson Global Funds;
          .   through an Automatic Investment Plan (please see Purchase &
              Redemption Programs for details).

 .    How to Exchange Shares

     You can exchange your shares for shares of the same Class of certain other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by the Fund that the exchange, when considered together with your transactions in shares of the other Henderson Global Funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of the Fund and its shareholders. The minimum exchange amount to establish a new account is $3,000 ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 .    How to Redeem Shares

     You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

     Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

     You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

     The Fund reserves the right to charge an annual account fee of $15 if a shareholder's account falls below $3,000 for a period of 30 days or longer.

     Redeeming Through Your Financial Adviser

     You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

     Redeeming Directly Through Shareholder Services

     . By telephone. You can call shareholder services to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use it.

     . By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of share or dollar amount to be sold. Mail to:

         Regular Mail                    Overnight Mail
         Henderson Global Funds          Boston Financial Data Services
         PO Box xxxx                     c/o Henderson Global Funds
         Boston, MA  02266               66 Brooks Drive, Suite xxxx
                                         Braintree, MA  02184
                                         617-xxx-xxxx or 800-xxx-xxxx

     . By Wire. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. A wire fee of $10 will be charged by the Fund. Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

     Signature Guarantee / Additional Documentation

     Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     . You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;
     .   You want to sell more than $200,000 in shares;
     . You want your redemption check mailed to an address other than the address on your account registration;
     .   Your address of record was changed within the past 30 days;
     . You want the check made payable to someone other than the account owner;
     . You want to sell shares, and you instruct the adviser to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account; or
     . Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

 .    Other Considerations

     Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Henderson Global Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Henderson Global Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

     Excessive Trading Practices. The Henderson Global Funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the Henderson Global Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Henderson Global Funds and their shareholders, the Henderson Global Funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the Henderson Global Funds, has been or may be disruptive to a fund. In making this judgment, the Henderson Global Funds may consider trading done in multiple accounts under common ownership or control.

     Generally, you will be permitted to make up to 5 round-trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again). Shares redeemed or exchanged within 30 days of purchase are subject to a 2% redemption fee.

     Reinstatement Privilege. Once a year, you may decide to reinstate shares that you have redeemed within the past 30 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the redemption. Shares will be purchased at NAV on the day they are received; shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

     In-Kind Distributions. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in- kind distributions, and if the Fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

VII.   INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

 .    Distribution Options

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:
     . Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);
     . Dividend distributions in cash; capital gain distributions reinvested in additional shares; or
     .   Dividend and capital gain distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the net asset value as of the close of business on the record date. See "Other Information-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services by at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 .    Purchase and Redemption Programs

     For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, B and C shares, without extra charge:

     Automatic Investment Plan. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month.

     Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Henderson Global Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Henderson Global Fund for shares of the same Class of shares of other Henderson Global Funds. You may make exchanges of at least $50 to up to four different funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

     Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

     Distribution Investment Program. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of another Henderson Global Fund.

     Systematic Withdrawal Plan. This plan is available to IRA accounts only. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4/th/ and 31/st/ of the month. If you do not specify a date the investment will automatically occur on the 15/th/ business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 15% of the value of your account through these payments in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

VIII.   OTHER INFORMATION

 .    Pricing of Fund Shares

     The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined at the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are set forth in the SAI. To determine net asset value, the Fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the Fund if current market values are unavailable. Fair value pricing may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using current market values.

     You will receive the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:
          . shareholder services's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or
          . the valuation time, if placed directly by you (not through a financial adviser such as, a broker or bank) to shareholder services.

     The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when you will not be able to purchase or redeem the Fund's shares.

 .    Distributions

     The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

     Undeliverable Distributions

     If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Adviser may cancel the check and reinvest the proceeds in the Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period: (1) the Adviser will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) the Adviser will automatically reinvest future dividends and distributions in your Fund.

 .    Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation.

     Taxability of Distributions. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

     You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income.
     Some dividends paid in January may be taxable as if they had been paid the previous December.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

     If you are neither a citizen nor a resident of the U.S., the Fund will withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax.

     Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

 .    Unique Nature of Fund

     Henderson Global Investors may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio manager. While the Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

 .    Provision of Annual and Semi-Annual Reports and Prospectuses

     The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------------------------------------------------------------
More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-_________

BY MAIL
Write to:
Henderson Global Funds
P.O. Box ____
Boston, MA 02266

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite ____
Braintree, MA 02184

ON THE INTERNET
Text-only versions of fund documents can be viewed online or downloaded from:
      SECURITIES AND EXCHANGE COMMISSION
      http://www.sec.gov
      ------------------
You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

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SEC file number: 811-____

--------------------------------------------------------------------------------
                             Subject to Completion
                   Preliminary Prospectus dated June 4, 2001
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                                                                      Prospectus
                                                                    ______, 2001

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares

This Prospectus contains important information about the investment objectives, strategies and risks of the Henderson Global Technology Fund (the "Fund") that you should know before you invest in it. Please read it carefully and keep it with your investment records. The Fund is non-diversified and has as its investment objective long-term capital appreciation primarily through investment in equities of technology-related companies. The Fund is a separate series of the Henderson Global Funds.



As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.


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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
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                               TABLE OF CONTENTS

I.       FUND SUMMARY..............................................................................................
         Investment Objective......................................................................................
         Principal Investment Strategies...........................................................................
         Principal Risks of Investing in the Fund..................................................................
         Who Should Invest in the Fund.............................................................................
II.      FEES AND EXPENSES SUMMARY.................................................................................
         Example of Expenses.......................................................................................
         Performance Information...................................................................................
III.     INVESTMENT STRATEGIES AND RISKS...........................................................................
         How the Fund Invests......................................................................................
         Investment Risks..........................................................................................
IV.      MANAGEMENT OF THE FUND....................................................................................
         Investment Adviser and Subadviser.........................................................................
         Portfolio Managers........................................................................................
         Adviser's Related Performance Information.................................................................
V.       DESCRIPTION OF SHARE CLASSES..............................................................................
         Applicable Sales Charge- Class A Shares...................................................................
         Sales Charge Waivers......................................................................................
         Sales Charge Reductions...................................................................................
         Applicable Sales Charge- Class B Shares...................................................................
         Applicable Sales Charge- Class C Shares...................................................................
         Contingent Deferred Sales Charge..........................................................................
         Distribution and Service Fees.............................................................................
VI.      HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...............................................................
         How to Purchase Shares....................................................................................
         Opening Your Account......................................................................................
         Adding to Your Account....................................................................................
         How to Exchange Shares....................................................................................
         How to Redeem Shares......................................................................................
         Other Considerations......................................................................................
VII.     INVESTOR SERVICES AND PROGRAMS............................................................................
         Distribution Options......................................................................................
         Purchase and Redemption Programs..........................................................................
VIII.    OTHER INFORMATION.........................................................................................
         Pricing of Fund Shares....................................................................................
         Distributions.............................................................................................
         Tax Considerations........................................................................................
         Unique Nature of Fund.....................................................................................
         Provision of Annual and Semi-Annual Reports and Prospectuses..............................................

Back Cover for Additional Information

I. Fund Summary- Henderson Global Technology Fund

 .  Investment Objective

   The Fund's investment objective is to achieve long-term capital appreciation primarily through investments in equities of technology-related companies.

 .  Principal Investment Strategies- Global Technology Stocks

   The Fund normally invests at least 80% of its net assets in common stocks and related securities of U.S and non-U.S. technology-related companies, such as preferred stock, convertible securities and depository receipts issued by these companies. Technology-related companies are defined as those companies that suggest rapid and sustainable growth potential from the development, advancement or use of technology to improve their business processes and applications. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective.

   Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests:
   . It's country of organization, primary business office and/or the principal trading market of its stock are located outside of the United States; or
   . 50% or more of its assets are located in a country other than the United States; or
   .  50% or more of its revenues are derived from outside of the United States.

   Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that are larger and have a more proven track record. The managers can, however, invest in smaller and less seasoned issuers. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom up factors rather than on geographic regions. Country and regional allocation occurs as a result of stock selection and is secondary to the process.

   The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

   The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

   The Fund may engage in active and frequent trading to achieve its principal investment strategies. Although the Fund does not invest in companies of any particular size, the Fund may invest a significant portion of its assets in smaller and less seasoned issuers, including initial public offerings.

 .  Principal Risks of Investing in the Fund

   As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. The principal risks that could adversely affect the total return on your investment include:

   . Technology-Related Companies. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   . Foreign Investments Risk. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

   . Geographic Focus Risk. The risks of investing mostly in one geographic region. To the extent the Fund focuses on issuers located in a single country or region, such investments may be affected by common economic forces and other factors. This vulnerability to factors affecting such investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility.

   . Market Risk. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

   . Non-Diversification Risk. The risk that because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

   . Smaller and Less Seasoned Companies. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings, which typically have additional risks. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

   . Frequent trading. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

  You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 .  Who Should Invest in the Fund

   The Fund may be an appropriate investment for you if you:

     .  Want a professionally managed portfolio;
     . Are looking for exposure to U.S. and international technology markets; . Are willing to accept the risks of foreign investing and non-
        diversification in order to seek potentially higher capital appreciation;
     .  Are not looking for a significant amount of current income.

II.  Fees and Expense Summary

The Fund offers three different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. After determining which Classes you are eligible to buy, decide which Class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------
                                                   Class A           Class B           Class C
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases   5.75% (a)          None              1.00%
 (as a percentage of the Offering Price)
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(as a          None (b)           5.00% (c)         1.00% (d)
 percentage of the Offering Price)
-------------------------------------------------------------------------------------------------------
Redemption Fee (e)                                 2.00%              2.00%             2.00%
-------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are paid from fund assets) As a percentage of estimated average net assets

-------------------------------------------------------------------------------------------------------
                                                             Class A           Class B         Class C
-------------------------------------------------------------------------------------------------------
Management Fees                                                1.20%             1.20%           1.20%
-------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee (f)                       0.25%             1.00%           1.00%
-------------------------------------------------------------------------------------------------------
Other Expenses (g)                                             1.84%             1.84%           1.84%
-------------------------------------------------------------------------------------------------------
       Total Operating Expenses                                3.29%             4.04%           4.04%
-------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (h)                       1.29%             1.29%           1.29%
-------------------------------------------------------------------------------------------------------
       Net Operating Expenses (h)                              2.00%             2.75%           2.75%
-------------------------------------------------------------------------------------------------------

(a) The sales charge declines as the amount invested increases. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1 million or more.
(c) The CDSC payable upon redemption of Class B shares declines over time.
(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares bought without an initial sales charge. The CDSC applies to redemption of Class C shares within 18 months of purchase.

(e) Shares redeemed within 30 days of purchase may be subject to a 2.00% redemption fee.
(f) The Fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(g)  Other Expenses are based on estimated amounts for the current fiscal year.
(h) The Fund's adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets. The adviser may subsequently recover reimbursed expenses from the Fund if the Fund's expense ratio falls below the expense limitation. These contractual arrangements will continue until at least August 31, 2006.

 .    Example of Expenses

     These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

     . You invest $10,000 in the Fund for the time periods indicated and then you redeem all your shares at the end of those periods;
     . Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     . The Fund's operating expenses reflect contractual waivers and reimbursements for applicable periods;

     Based upon these assumptions:

     If you sell your shares, your costs would be:
     ------------------------------------------------------------------
                                            1 Year              3 Years
     ------------------------------------------------------------------
     Class A                                 $766                $1,166
     ------------------------------------------------------------------
     Class B                                 $778                $1,253
     ------------------------------------------------------------------
     Class C                                 $475                $  945
     ------------------------------------------------------------------


     If you don't sell your shares your costs would be:
     ------------------------------------------------------------------
                                            1 Year              3 Years
     ------------------------------------------------------------------
     Class B                                 $278                  $853
     ------------------------------------------------------------------
     Class C                                 $375                  $945
     ------------------------------------------------------------------

 .    Performance Information

     The Fund commenced operations on ________, 2001 and therefore does not have any performance history. Performance information for the Fund will be included in the Fund's next annual or semi-annual report. Performance for another fund managed by the Fund's manager is on page ________.

III.  INVESTMENT STRATEGIES AND RISKS

 .  How the Fund Invests

  The Fund's investment objective is long-term capital appreciation. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments. Under normal market conditions at least 80% of the Fund's net assets will consist of equity securities, primarily common stocks and depository receipts, of U.S. and non-U.S. technology-related companies, except during temporary and defensive periods. Technology-related companies are defined as those companies that suggest rapid and sustainable growth potential from the development, advancement or use of technology to improve their business processes and applications. The Fund has no limits on the geographic asset distribution on its investments within other countries.

  The manager generally will sell a stock when, in the manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the underlying market is overvalued or the stock's relative price momentum declines meaningfully. The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

  As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long term investments, to reduce exposure to international equities when the manager believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

  The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

 .  Investment Risks

   This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the fund's performance will be positive for any period of time. The following is a description of the risks associated with the Fund's principal investment strategies:

   . Common stocks. Common stock represents an ownership interest in a company.
     The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

   . The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager's assessment of the prospects for a company's earnings growth is wrong, or if the manager's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the manager has placed on it.

     Companies whose stock the manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the manager has placed on it.

   . Technology-Related Companies. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   . Foreign investments. Foreign investments involve certain special risks, including:

     . Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

 .    Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

 .    Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

 .    Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States when investing in a foreign company.

 .    Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, the manager may at times find it difficult to value the Fund's foreign investments.

 .    Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

 .    Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

A further risk of investing in foreign securities is the risk that the Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase the volatility in world markets and affect European markets in particular.

Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

The Fund may invest in foreign securities in the form of depository receipts. Depository receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depository Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depository Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

     Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

 .    Smaller and Less Seasoned Companies. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth of potential development, or be developing or marketing new products or services for which markets are not yet established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

     To the extent the Fund participates in an initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investments in IPOs, such investments may have a magnified effect on the investment performance of the Fund during periods when the Fund has a small asset base. Like any past performance, there is no assurance that, as the Fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

 .    Geographic focus. To the extent the Fund may invest a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

 .    Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may use derivatives both for hedging and non-hedging purposes. However, the manager may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

     Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the manager's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

     Other risks arise from the manager's potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

   . Other investments. In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks, as described in the SAI.

   . Defensive Investment Strategies. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. While the Fund invests defensively, it may not be able to pursue its investment objectives. The Fund's defensive investment position may not be effective in protecting its value.

   . Changes in policies. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Fund's policy to invest at least 80% of its net assets in equity securities of U.S. and non-U.S. technology-related companies, the Fund will give shareholders at least 60 days notice of any change to this policy.

   Further Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (see back cover for address and phone number).

IV.  MANAGEMENT OF THE FUND

 .  Investment Adviser and Subadviser

   Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA, referred to herein as "Henderson," is the Fund's sub adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and Henderson is a direct wholly-owned subsidiary of Henderson plc. As of _____ __, 2001 the Adviser and Henderson had approximately $______ and $_____ of assets under management, respectively.

   As a global money manager, Henderson plc provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition by the Australian financial services company AMP Limited ("AMP") in 1998. Henderson plc is an indirect, wholly owned subsidiary of AMP. Today, Henderson plc's business is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

   Recent global awards of recognition include:

  .  Multi-sector Manager of the Year, 2000 - Morningstar, Australia
  . Best Investment Trust Manager for the 6/th/ consecutive year - S&P Micropal, 1999
  . Fund Manager of the Year 1999, Global Technology and Asian Enterprise Funds - Investment Week
  .  Best Overall Fund Manager of the Year 1999 - Professional Pensions

  As of December 31, 2000, Henderson plc had net assets under management of approximately U.S. $161 billion, ranking it as one of the top 50 fund managers worldwide. In addition to the North American offices, Henderson plc has 15 offices around the world.

  Henderson Global Investors (North America) Inc. provides investment management and related administrative services and facilities to the Fund (including portfolio management and trade execution). For these services, the Adviser is entitled to an annual management fee as set forth in the Fee and Expense Summary.

 . Portfolio Managers

  The Fund is managed by Paul Kleiser and Stuart O'Gorman, Co-Heads of the Global Technology Team.

  Mr. Kleiser joined Henderson as Co-Head of Technology in February 2001. He was previously a Senior Investment Manager at Scottish Equitable managing the Scottish Equitable Technology Fund. Mr. Kleiser has over 21 years of investment experience.

  Mr. O'Gorman joined Henderson in December 2000 as Co-Head of Technology.
  Prior to joining Henderson, Mr. O'Gorman worked with Mr. Kleiser at Scottish Equitable and co-managed the Scottish Equitable Technology Fund. Mr. Kleiser and Mr. O'Gorman manage several Global Technology Funds for Henderson and have been members of the Fund's portfolio management team since its inception.

  .  Adviser's Related Performance Information

  The performance figures shown below represent the total returns for Henderson Global Technology Unit Trust and Scottish Equitable Technology Fund (now known as Aegon Technology Fund), both UK unit trusts. Henderson Global Technology Unit Trust is managed by Henderson and has substantially similar investment policies, strategies, and objectives as those of Henderson Global Technology Fund. Scottish Equitable Technology Fund was managed or co-managed by Paul Kleiser and Stuart O'Gorman, the portfolio managers of Henderson Global Technology Fund, in their capacities as officers and portfolio managers of Scottish Equitable Asset Management (now known as Aegon Asset Management), an unaffiliated investment management firm. Scottish Equitable Technology Fund has substantially similar investment policies, strategies, and objectives as those of Henderson Global Technology Fund.

  Both funds are regulated and sold outside the United States and their base currency is the UK pound sterling. Accordingly, the funds are not subject to the diversification requirements, specific tax restrictions and other investment limitations imposed by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Performance results may have differed if the fund had been regulated as a registered investment company under U.S. securities laws. Past performance is not indicative of future performance. Henderson Global Technology Unit Trust and Scottish Equitable Technology Fund are separate funds and their historical performance is not indicative of the potential performance of the Henderson Global Technology Fund. Share prices and returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities, and future performance may differ substantially. The performance figures do not reflect any deductions for sales loads.

  Average Annual Total Returns
  (for the periods ended December 31, 2000)
  ------------------------------------------------------------------------------------------------------
                                                 1 Year          3 Year           5 Year          10 Years
  ------------------------------------------------------------------------------------------------------
  Henderson Global Technology Unit Trust        -24.16%          46.01%            30.15%          27.98%
  Scottish Equitable Technology Fund *          -27.74%          41.16%            29.85%          25.04%
  MSCI World Index Free                         -12.96%          10.83%            12.49%          12.43%

  _______
  Source: Standard & Poor's Micropal. Performance figures are based on bid to bid price with net income reinvested and have been converted from the Funds' base currency of UK pound sterling to U.S. dollars. The MSCI World Index Free tracks the stocks of approximately 1,300 companies representing the stock markets of 22 countries. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

  * Mr. Kleiser and Mr. O'Gorman managed or co-managed the fund from its inception until January 2001.

V.  DESCRIPTION OF SHARE CLASSES

The Fund offers Class A, B and C shares through this prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

Class A Shares
  . Front end sales charge. There are several ways to reduce these sales charges.
  .  Lower annual expenses than Class B and Class C shares.
  . No CDSC, except for a 1% CDSC for redemptions within one year of investment made in connection with purchases over $1 million for which no front end sales charge was paid.
  . Class A shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually.

In certain circumstances, these sales charges are waived. These circumstances are described under "Sales Charge Waivers".

Class B shares
  . No front end sales charge. All your money goes to work for you right away. . Higher annual expenses than Class A shares.
  .  A CDSC on shares you sell within six years of purchase.
  . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.

  . Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
  .  CDSC is waived for certain redemptions.

Class C shares
  .  Front end sales charge.
  . No CDSC, except for a CDSC for redemptions made within eighteen months of investing.
  .  Shares do not convert to another Class.
  .  Higher annual expenses than Class A shares.
  . Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
  .  CDSC is waived for certain redemptions.

Special considerations concerning the calculation of the CDSC that apply to each of these Classes of shares are described below under the heading "Calculation of CDSC."

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the Adviser. These commissions and concessions are described in the SAI.

 . Applicable Sales Charge- Class A Shares

  You can purchase Class A shares at the net asset value (NAV) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

     Amount of Purchase                            Sales Charge* as Percentage of:
     ------------------                         Offering Price   Net Amount Invested
                                                ---------------  -------------------
     Less than $50,000                                  5.75%           6.10%
     $50,000 but less than $100,000                     4.75%           4.99%
     $100,000 but less than $250,000                    4.00%           4.17%
     $250,000 but less than $500,000                    3.00%           3.09%
     $500,000 but less than $1,000,000                  2.20%           2.25%
     $1,000,000 or more                                None**           None**

     ___________
     *Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     **No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

   The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

   You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your financial adviser or the Adviser for assistance.

 .  Sales Charge Waivers

   We will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs;

     2. Any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

     3. Shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption;

     4. Tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;

     5. Unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment;

     6. Financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's distributor (the "Distributor");

     7. Registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm; and

     8.   A purchase of $1 million or more of Class A shares.

     For further information on sales charge waivers, call (800) _________.

 .    Sales Charge Reductions

     You may qualify for reduced sales charges in the following cases:

     . Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     . Rights of Combination. Investors eligible to receive volume discounts are individuals, their spouses, their children under age 21, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the adviser along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Combination.

     . Right of Accumulation. You may add the value of any other Class A shares of the Fund you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase.


     Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.

     For further information on sales charge reductions, call (800) ________.

 .    Applicable Sales Charge - Class B Shares

     You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth below under "Contingent Deferred Sales Charge."

     Conversion Feature -- Class B Shares:

          . Class B Shares automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

          . After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

          . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

          . If you exchange Class B shares of one Henderson Global Fund for Class B shares of another Henderson Global Fund, your holding period will be calculated from the time of your original purchase of Class B shares.

          . The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

     The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

 .    Applicable Sales Charge- Class C Shares

     You may purchase Class C shares at net asset value plus an initial sales charge of 1% (referred to as the Offering Price). In addition, a 1% CDSC will apply to redemptions of shares made within eighteen months of buying them, as discussed below. The current sales charge rates are as follows:

                        Sales Charge as Percentage of:     Dealer Reallowance
                                            Net Amount     as a Percentage of
                                            ----------
Amount of Purchase      Offering Price       Invested      the Offering Price
------------------      --------------       --------      ------------------
Investment Amount           1.00%              1.01%              1.10%

     The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.



 .    Contingent Deferred Sales Charge (CDSC)

     You pay a CDSC when you redeem:

     . Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of purchase;

     .    Class B shares within six years of purchase;

     .    Class C shares within eighteen months of purchase.

     The CDSC payable upon redemption of Class C Shares or Class A shares in the circumstance described above is 1.00%. The CDSC schedule for Class B shares is set forth below.

     Years Since Purchase               CDSC
     --------------------               ----
     First........................      5.00%
     Second.......................      4.00%
     Third........................      4.00%
     Fourth.......................      3.00%
     Fifth........................      2.00%
     Sixth........................      1.00%
     Seventh and thereafter.......      0.00%

     The CDSC is calculated based on the original NAV at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another fund of Henderson Global Funds which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

     If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

     The Distributor pays sales commissions of up to 5.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund. The Distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal law.

     The Distributor pays sales commissions of up to 2.00% of the purchase price of Class C shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C shares of the Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund.

     CDSC Waivers

     We will waive the CDSC payable upon redemptions of shares for:

          . death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability;

          . benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans;

          . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and

          . distributions not exceeding 10% annually of normal or premature withdrawals from an IRA.

     CDSC Aging Schedule

     As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

     Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

     No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

     The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

 .    Distribution and Service Fees

     12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     The 12b-1 fees vary by share class as follows:

     . Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

     . Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund.

     12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by financing the costs of advancing brokerage commissions paid to investment representatives. Such fees may also be used to finance the costs of accruing certain unreimbursed expenses.

     The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution.

     Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

VI.  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

 .    How to Purchase Shares

     Initial Purchase. You can establish an account by having your financial adviser process your purchase.

     Investment Minimums:

     ---------------------------------------------------------------------------
                                          Minimum to Open    Minimum    Minimum
          Type of Account                   An Account      Addition    Balance
     ---------------------------------------------------------------------------
          Regular                             $3,000          $50       $3000
          IRA and Roth IRA                    $  500          $50          -
          Educational IRA                     $  500          $50*         -
          Automatic Investment Plan           $  500          $50          -
     ---------------------------------------------------------------------------
     *subsequent years

     The Fund requires that you maintain a minimum account value of $3,000. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Fund may notify you of its intent to charge an annual $15 fee until the account has reached the $3,000 minimum. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Fund.

 .    Opening Your Account

     You can open a new account in any of the following ways:

     . Complete the application. Make check or money order payable to Henderson Global Technology Fund. Mail to:

          Regular Mail                           Overnight Mail
          Henderson Global Funds                 Boston Financial Data Services
          PO Box xxxx                            c/o Henderson Global Funds
          Boston, MA  02266                      66 Brooks Drive, Suite xxxx
                                                 Braintree, MA  02184
                                                 617-xxx-xxxx or 800-xxx-xxxx

     Current shareholders may open a new identically registered account by one of the following methods:

     . Telephone Exchange Plan. You may switch $3,000 or more from your existing Fund to another Fund of the Henderson Global Funds account into a new account.

     .    Wire.  Call 800-xxx-xxxx to arrange for this transaction:

               State Street Bank and Trust Company
               Attn:  Mutual Funds
               Boston, MA  xxxxx
               ABA # 0110-002-8
               Attn:  Henderson Global Funds
               Deposit DDA #xxxx-xxx-x
               FBO: (please specify the Fund name, account number and name(s) on account);

 .    Adding to Your Account

     There are several easy ways you can make additional investments of at least $50 to your account:

          .    ask your financial adviser to purchase shares on your behalf;

          .    send a check with the returnable portion of your statement;

          . wire additional investments through your bank using the wire instructions as detailed above;

          . authorize transfers by telephone between your bank account and your Henderson account through ACH. You may elect this privilege on your account application or through an account maintenance form if you wish to use it;

          .    exchange shares from another Fund of the Henderson Global Funds;

          . through an Automatic Investment Plan (please see Purchase & Redemption Programs for details).

 .    How to Exchange Shares

     You can exchange your shares for shares of the same Class of certain other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by the Fund that the exchange, when considered together with your transactions in shares of the other Henderson Global Funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of the Fund and its shareholders. The minimum exchange amount to establish a new account is $3,000 ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 .    How to Redeem Shares

     You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

     Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

     You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

     The Fund reserves the right to charge an annual account fee of $15 if a shareholder's account falls below $3,000 for a period of 30 days or longer.

     Redeeming Through Your Financial Adviser

     You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

     Redeeming Directly Through Shareholder Services

     . By telephone. You can call shareholder services to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use it.

     . By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of share or dollar amount to be sold. Mail to:

          Regular Mail                         Overnight Mail
          Henderson Global Funds               Boston Financial Data Services
          PO Box xxxx                          c/o Henderson Global Funds
          Boston, MA  02266                    66 Brooks Drive, Suite xxxx
                                               Braintree, MA  02184
                                               617-xxx-xxxx or 800-xxx-xxxx

     . By Wire. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. A wire fee of $10 will be charged by the Fund. Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

     Signature Guarantee / Additional Documentation

     Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     . You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;

     .    You want to sell more than $200,000 in shares;

     . You want your redemption check mailed to an address other than the address on your account registration;

     .    Your address of record was changed within the past 30 days;

     . You want the check made payable to someone other than the account owner;

     . You want to sell shares, and you instruct the adviser to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account; or

     . Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

 .    Other Considerations

     Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Henderson Global Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Henderson Global Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

     Excessive Trading Practices. The Henderson Global Funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the Henderson Global Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Henderson Global Funds and their shareholders, the Henderson Global Funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the Henderson Global Funds, has been or may be disruptive to a fund. In making this judgment, the Henderson Global Funds may consider trading done in multiple accounts under common ownership or control.

     Generally, you will be permitted to make up to 5 round-trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again). Shares redeemed or exchanged within 30 days of purchase are subject to a 2% redemption fee.

     Reinstatement Privilege. Once a year, you may decide to reinstate shares that you have redeemed within the past 30 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the redemption. Shares will be purchased at NAV on the day they are received; shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

     In-Kind Distributions. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in- kind distributions, and if the Fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

VII. INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

 .    Distribution Options

     The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     . Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     . Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

     .    Dividend and capital gain distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the net asset value as of the close of business on the record date. See "Other Information-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services by at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 .    Purchase and Redemption Programs

     For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, B and C shares, without extra charge:

     Automatic Investment Plan. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month.

      Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Henderson Global Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Henderson Global Fund for shares of the same Class of shares of other Henderson Global Funds. You may make exchanges of at least $50 to up to four different funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

      Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

      Distribution Investment Program. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of another Henderson Global Fund.

      Systematic Withdrawal Plan. This plan is available to IRA accounts only. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and 31st of the month. If you do not specify a date the investment will automatically occur on the 15th business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 15% of the value of your account through these payments in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

VIII. OTHER INFORMATION

 .     Pricing of Fund Shares

      The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined at the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are set forth in the SAI. To determine net asset value, the Fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the Fund if current market values are unavailable. Fair value pricing may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using current market values.

      You will receive the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

          . shareholder services's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or

          . the valuation time, if placed directly by you (not through a financial adviser such as, a broker or bank) to shareholder services.

     The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when you will not be able to purchase or redeem the Fund's shares.

 .    Distributions

     The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

     Undeliverable Distributions

     If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Adviser may cancel the check and reinvest the proceeds in the Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period: (1) the Adviser will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) the Adviser will automatically reinvest future dividends and distributions in your Fund.

 .    Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation.

     Taxability of Distributions. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

     You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

     The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

     Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

     If you are neither a citizen nor a resident of the U.S., the Fund will withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder

     (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax.

     Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

 .    Unique Nature of Fund

     Henderson Global Investors may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio manager. While the Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

 .    Provision of Annual and Semi-Annual Reports and Prospectuses

     The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------------------------------------------------------------
More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-_________

BY MAIL
Write to:
Henderson Global Funds
P.O. Box ____
Boston, MA 02266

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite ____
Braintree, MA 02184

ON THE INTERNET
Text-only versions of fund documents can be viewed online or downloaded from:
      SECURITIES AND EXCHANGE COMMISSION
      http://www.sec.gov
      ------------------
You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Subject to Completion
                   Preliminary Prospectus dated June 4, 2001
--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                    ______, 2001

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class C Shares

  This Prospectus contains important information about the investment objectives, strategies and risks of the Henderson International Developing Companies Fund, Henderson International Opportunities Fund and Henderson Worldwide Growth Fund (each a "Fund") that you should know before you invest in any Fund. Please read it carefully and keep it with your investment records. Each Fund is non-diversified. The Henderson International Developing Companies Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Henderson International Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Henderson Worldwide Growth Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies. Each Fund is a separate series of the Henderson Global Funds.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.


--------------------------------------------------------------------------------
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

I.       FUND SUMMARIES............................................................................................
         Henderson International Developing Companies Fund.........................................................
         Henderson International Opportunities Fund................................................................
         Henderson Worldwide Growth Fund...........................................................................

II.      FEES AND EXPENSES SUMMARY.................................................................................
         Example of Expenses.......................................................................................
         Performance Information...................................................................................
III.     INVESTMENT STRATEGIES AND RISKS...........................................................................
         How the Funds Invest......................................................................................
         Investment Risks..........................................................................................
IV.      MANAGEMENT OF THE FUNDS...................................................................................
         Investment Adviser and Subadviser.........................................................................
         Portfolio Managers........................................................................................
         Adviser's Related Performance Information.................................................................
V.       DESCRIPTION OF SHARE CLASSES..............................................................................
         Applicable Sales Charge- Class A Shares...................................................................
         Sales Charge Waivers......................................................................................
         Sales Charge Reductions...................................................................................
         Applicable Sales Charge- Class B Shares...................................................................
         Applicable Sales Charge- Class C Shares...................................................................
         Contingent Deferred Sales Charge..........................................................................
         Distribution and Service Fees.............................................................................
VI.      HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...............................................................
         How to Purchase Shares....................................................................................
         Opening Your Account......................................................................................
         Adding to Your Account....................................................................................
         How to Exchange Shares....................................................................................
         How to Redeem Shares......................................................................................
         Other Considerations......................................................................................
VII.     INVESTOR SERVICES AND PROGRAMS............................................................................
         Distribution Options......................................................................................
         Purchase and Redemption Programs..........................................................................
VIII.    OTHER INFORMATION.........................................................................................
         Pricing of Fund Shares....................................................................................
         Distributions.............................................................................................
         Tax Considerations........................................................................................
         Unique Nature of Funds....................................................................................
         Provision of Annual and Semi-Annual Reports and Prospectuses..............................................

Back Cover for Additional Information

I. Fund Summaries

Henderson International Developing Companies Fund

 .    Investment Objective

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investments in equities of non-U.S. companies.

 .    Principal Investment Strategies- International Developing Companies

     The Fund invests primarily in equity securities of small and medium capitalization companies that have a high earnings potential. Small capitalization companies have a minimum market capitalization of US $200 million. The Fund invests primarily in common stocks and related securities of non-U.S. companies, such as preferred stock, convertible securities and depository receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

          . its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; or
          . 50% or more of its assets are located in a country other than the United States; or
          . 50% or more of its revenues are derived from outside of the United States.

     The managers look to develop regional allocation decisions that identify countries that they believe offer good earnings or economic potential, and select stocks in those countries based on the fundamental analysis of the individual companies. Based on these regional allocations, the managers look for quality companies with good growth prospects selling at attractive prices. In selecting individual securities, the managers look for companies that they believe display one or more of the following characteristics:

          .    favorable business environment;
          .    competitive positioning;
          .    strong franchise;
          .    quality management - philosophy and reputation;
          .    strong return on equity;
          .    competitive valuation;
          .    low P/E ratio - absolute or relative to sector; and
          .    above average earnings growth forecast.

     The Fund generally sells a stock when in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers' believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may invest a significant portion of its assets in smaller and less seasoned issuers, including initial public offerings.

 .    Principal Risks of Investing in the Fund

     As with any fund, the value of the Fund's investments- and therefore, the value of Fund shares - may fluctuate. The principal risks that could adversely affect the total return on your investment include:

     . Smaller and Less Seasoned Companies. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings, which typically have additional risks. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     . Foreign Investments Risk. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     . Geographic Focus Risk. The risks of investing mostly in one geographic region. To the extent the Fund focuses on issuers located in a single country or region, such investments may be affected by common economic forces and other factors. This vulnerability to factors affecting such investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility.

     . Market Risk. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     . Non-Diversification Risk. The risk that because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     . Frequent trading. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 .    Who Should Invest in the Fund

     The Fund may be an appropriate investment for you if you:

          .    Want a professionally managed portfolio;
          .    Are looking for exposure to the international markets;
          .    Are willing to accept the risks of foreign investing and non-
               diversification in order to seek potentially higher capital appreciation;
          .    Are not looking for a significant amount of current income.

Henderson International Opportunities Fund

 .    Investment Objective

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies.

 .    Principal Investment Strategies- International Companies

     The Fund invests primarily in stocks of companies located in any country outside of the U.S. The Fund invests primarily in common stocks and related securities of non-U.S. companies, such as preferred stocks, convertible securities and depository receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

          . its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States;
          . 50% or more of its assets are located in a country other than the United States; or
          . 50% or more of its revenues are derived from outside of the United States.

     Fund investment performance will be primarily derived from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

     The Fund generally sells a stock when in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers' believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Although the Fund does not emphasize companies of any particular size, the Fund may invest a significant portion of its assets in smaller and less seasoned issuers.

 .    Principal Risks of Investing in the Fund

     As with any fund, the value of the Fund's investment - and therefore, the value of Fund shares - may fluctuate. The main risks that could adversely affect the total return on your investment include:

     . Foreign Investments Risk. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     . Geographic Focus Risk. The risks of investing mostly in one geographic region. To the extent the Fund focuses on issuers located in a single country or region, such investments may be affected by common economic forces and other factors. This vulnerability to factors affecting such investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility.

     . Market Risk. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     . Non-Diversification Risk. The risk that because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     . Smaller and Less Seasoned Companies. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings, which typically have additional risks. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     . Frequent trading. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 .    Who Should Invest in the Fund

     The Fund may be an appropriate investment for you if you:
          .    Want a professionally managed portfolio;
          .    Are looking for exposure to international markets;

          .    Are willing to accept the risks of foreign investing and non-
               diversification in order to seek potentially higher capital appreciation;
          .    Are not looking for a significant amount of current income.

Henderson Worldwide Growth Fund

 .    Investment Objective

     The Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies.

 .    Principal Investment Strategies- U.S. and Non-U.S. Equities

     The Fund invests primarily in equity securities of U.S. and non-U.S. growth companies that have the potential to benefit from global economic or social trends. The Fund is not limited by the market capitalization, geographic or industry sector classification of the companies. Stocks are chosen for their superior growth potential. Typically, the Fund will invest in several countries in different geographic regions. The Fund invests primarily in common stocks and related securities of U.S. and non-U.S companies, such as preferred stock, convertible securities and depository receipts.

     Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests:

          . its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States;
          . 50% or more of its assets are located in a country other than the United States; or
          . 50% or more of its revenues are derived from outside of the United States.

     The Fund's investment process is to combine an analysis of cyclical trends with in-depth research of individual companies. The managers assess the rapidly changing world, identifying investment themes that will have the greatest impact on global markets. The managers currently focus on the following macro trends:

          .    globalization of the world's economy;
          .    expansion of technology as an increasingly important influence on society;
          .    increased awareness of the importance of protecting the
               environment;
          .    an increase in life expectancy leading to changes in consumer demographics and a rising demand for healthcare, savings products and leisure activities;
          .    economic liberalization and the flow of capital through global trade and investment; and
          .    corporate outsourcing of peripheral activities to specialist providers.

     In selecting individual securities, the managers seek to identify companies that they believe display one or more of the following characteristics:

          .    potential to grow revenues and earnings faster than the market average;
          .    significant competitive advantages;
          .    attractive valuation relative to expectations of earnings growth or other valuation criteria; and
          .    quality of management, its vision, strategy and the ability to realize both.

     The Fund generally sells a stock, when, in the managers' opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or some other material change occurs. The Fund may also sell a stock if the managers believe that negative country, regional or industry factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

     The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Although the Fund does not emphasize companies of any particular size, the Fund may invest a significant portion of its assets in smaller and less seasoned issuers.

 .    Principal Risks of Investing in the Fund

     As with any fund, the value of the Fund's investment - and therefore, the value of Fund shares - may fluctuate. The main risks that could adversely affect the total return on your investment include:

     . Foreign Investments Risk. The risks of investing outside the United States include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

     . Market Risk. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

     . Non-Diversification Risk. The risk that because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     . Smaller and Less Seasoned Companies. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings, which typically have additional risks. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     . Frequent trading. The risk that frequent buying and selling of investments involve higher brokerage commissions and other expenses and may increase the amount of taxes payable to shareholders.

     You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 .    Who Should Invest in the Fund

     The Fund may be an appropriate investment for you if you:
          .    Want a professionally managed portfolio;
          .    Are looking for exposure to global markets;
          .    Are willing to accept the risks of foreign investing and non-
               diversification in order to seek potentially higher capital appreciation;
          .    Are not looking for a significant amount of current income.

II.  Fees and Expense Summary

Each Fund offers three different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. After determining which Classes you are eligible to buy, decide which Class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------
                                                     Class A           Class B           Class C
-------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases   5.75% (a)          None              1.00%
  (as a percentage of the Offering Price)
-------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load)(as a          None (b)           5.00% (c)         1.00% (d)
  percentage of the Offering Price)
-------------------------------------------------------------------------------------------------------
  Redemption Fee (e)                                 2.00%              2.00%             2.00%
-------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are paid from fund assets) As a percentage of estimated average net assets

--------------------------------------------------------------------------------------------------------------
  Henderson International Developing Companies Fund               Class A        Class B        Class C
--------------------------------------------------------------------------------------------------------------
  Management Fees                                                   1.20%          1.20%          1.20%
--------------------------------------------------------------------------------------------------------------
  Distribution and Service (12b-1) Fee (f)                          0.25%          1.00%          1.00%
--------------------------------------------------------------------------------------------------------------
  Other Expenses (g)                                              124.80%        124.80%        124.80%
--------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                 126.25%        127.00%        127.00%
--------------------------------------------------------------------------------------------------------------
  Fee Waiver and Expense Reimbursement (h)                        124.25%        124.25%        124.25%
--------------------------------------------------------------------------------------------------------------
         Net Operating Expenses (h)                                 2.00%          2.75%          2.75%
--------------------------------------------------------------------------------------------------------------

  Henderson International Opportunities Fund                      Class A        Class B        Class C
--------------------------------------------------------------------------------------------------------------
  Management Fees                                                   1.10%          1.10%          1.10%
--------------------------------------------------------------------------------------------------------------
  Distribution and Service (12b-1) Fee (f)                          0.25%          1.00%          1.00%
--------------------------------------------------------------------------------------------------------------
  Other Expenses (g)                                              124.84%        124.84%        124.84%
--------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                 126.19%        126.94%        126.94%
--------------------------------------------------------------------------------------------------------------
  Fee Waiver and Expense Reimbursement (h)                        124.19%        124.19%        124.19%
--------------------------------------------------------------------------------------------------------------
         Net Operating Expenses (h)                                 2.00%          2.75%          2.75%
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  Henderson Worldwide Growth Fund                                 Class A        Class B        Class C
-------------------------------------------------------------------------------------------------------
  Management Fees                                                   1.00%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
  Distribution and Service (12b-1) Fee (f)                          0.25%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
  Other Expenses (g)                                              124.08%        124.08%        124.08%
-------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                 125.33%        126.08%        126.08%
-------------------------------------------------------------------------------------------------------
  Fee Waiver and Expense Reimbursement (h)                        123.33%        123.33%        123.33%
-------------------------------------------------------------------------------------------------------
       Net Operating Expenses (h)                                   2.00%          2.75%          2.75%
-------------------------------------------------------------------------------------------------------

(a) The sales charge declines as the amount invested increases. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1 million or more.
(c)  The CDSC payable upon redemption of Class B shares declines over time.
(d) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares bought without an initial sales charge. The CDSC applies to redemption of Class C shares within 18 months of purchase.
(e) Shares redeemed within 30 days of purchase may be subject to a 2.00% redemption fee.
(f) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(g)  Other Expenses are based on estimated amounts for the current fiscal year.
(h) The Funds' adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds in order to limit total annual operating expenses, less distribution and service fees, to 1.75% of each Fund's average daily net assets. The adviser may subsequently recover reimbursed expenses from a Fund if a Fund's expense ratio falls below the expense limitation. These contractual arrangements will continue until at least August 31, 2006.

 .    Example of Expenses

     These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The examples assume that:


     . You invest $10,000 in a Fund for the time periods indicated and then you redeem all your shares at the end of those periods;
     . Your investment has a 5% return each year and dividends and other distributions are reinvested; and
     . A Fund's operating expenses reflect contractual waivers and reimbursements for applicable periods;

     Based upon these assumptions:

     If you sell your shares, your costs would be:

-------------------------------------------------------------------------------------------------------------
                                                                              1 Year          3 Years
-------------------------------------------------------------------------------------------------------------
       Henderson International Developing Companies Fund
-------------------------------------------------------------------------------------------------------------
          Class A                                                             $766            $1,166
-------------------------------------------------------------------------------------------------------------
          Class B                                                             $778            $1,253
-------------------------------------------------------------------------------------------------------------
          Class C                                                             $475            $  945
-------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
       Henderson International Opportunities Fund
     -------------------------------------------------------------------------------------------------------------
          Class A                                                             $766            $1,166
     -------------------------------------------------------------------------------------------------------------
          Class B                                                             $778            $1,253
     -------------------------------------------------------------------------------------------------------------
          Class C                                                             $475            $  945
     -------------------------------------------------------------------------------------------------------------
       Henderson Worldwide Growth Fund
     -------------------------------------------------------------------------------------------------------------
          Class A                                                             $766            $1,166
     -------------------------------------------------------------------------------------------------------------
          Class B                                                             $778            $1,253
     -------------------------------------------------------------------------------------------------------------
          Class C                                                             $475            $  945
     -------------------------------------------------------------------------------------------------------------

     If you don't sell your shares your costs would be:

     -------------------------------------------------------------------------------------------------------------
                                                                              1 Year          3 Years
     -------------------------------------------------------------------------------------------------------------
       Henderson International Developing Companies Fund
     -------------------------------------------------------------------------------------------------------------
               Class B                                                        $278            $853
     -------------------------------------------------------------------------------------------------------------
               Class C                                                        $375            $945
     -------------------------------------------------------------------------------------------------------------
       Henderson International Opportunities Fund
     -------------------------------------------------------------------------------------------------------------
          Class B                                                             $278            $853
     -------------------------------------------------------------------------------------------------------------
          Class C                                                             $375            $945
     -------------------------------------------------------------------------------------------------------------
       Henderson Worldwide Growth Fund
     -------------------------------------------------------------------------------------------------------------
          Class B                                                             $278            $853
     -------------------------------------------------------------------------------------------------------------
          Class C                                                             $375            $945
     -------------------------------------------------------------------------------------------------------------

 .    Performance Information

     The Henderson International Developing Companies Fund commenced operations on ________, 2001 and therefore does not have any performance history. The Henderson International Opportunities Fund commenced operations on ________, 2001 and therefore does not have any performance history. The Henderson Worldwide Growth Fund commenced operations on ________, 2001 and therefore does not have any performance history. Performance information for each Fund will be included in the Fund's next annual or semi-annual report. Performance for other funds managed by the Funds' managers is on page ________.

III.   INVESTMENT STRATEGIES AND RISKS

 .    How the Funds Invest

     Henderson International Developing Companies Fund

     The Fund's investment objective is long-term capital appreciation. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments. Under normal market conditions, the Fund's net assets will consist primarily of securities of non-U.S. companies, primarily common stocks and depositary receipts, except during temporary and defensive periods. The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. In making decisions as to which country to invest in, the Fund will consider:

          .    the condition and growth potential of the various economies and securities markets and the companies which are located in those markets;
          .    inflation, currency and taxation factors; and
          .    other financial, social and political factors which may have an effect on the investment climate.

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long term investments, to reduce exposure to international equities when the manager believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

     Henderson International Opportunities Fund

     The Fund's investment objective is long-term capital appreciation. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments. Under normal market conditions, the Fund's net assets will consist primarily of securities of non-U.S. companies, primarily common stocks and depository receipts, except during temporary and defensive periods.

     Fund investment performance will be primarily derived from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long term investments, to reduce exposure to international equities when the manager believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

     Henderson Worldwide Growth Fund

     The Fund's investment objective is long-term capital appreciation. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments.

     Under normal market conditions, the Fund's net assets will consist primarily of securities of U.S. and non-U.S. companies, primarily common stocks and depositary receipts, except during temporary and defensive periods.

     The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. In making decisions as to which country to invest in, the Fund will consider:

          .    the condition and growth potential of the various economies and securities markets and the companies which are located in those markets;
          .    inflation, currency and taxation factors; and
          .    other financial, social and political factors which may have an effect on the investment climate.

     As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long term investments, to reduce exposure to international equities when the manager believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index.

 .    Investment Risks of the Funds

     This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time. The following is a description of the risks associated with the Funds' principal investment strategies:

     . Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          A Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager's assessment of the prospects for a company's earnings growth is wrong, or if the manager's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the manager has placed on it.

          Companies whose stock the manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the manager has placed on it.

     . Foreign investments. Foreign investments involve certain special risks, including:

          . Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

          . Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

          . Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

          . Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the United States.

          . Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund's foreign investments.

          . Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          . Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

          The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

          A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase the volatility in world markets and affect European markets in particular.

          Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

          A Fund may invest in foreign securities in the form of depository receipts. Depository receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depository Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depository Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

          Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     . Smaller and Less Seasoned Companies. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth of potential development, or be developing or marketing new products or services for which markets are not yet established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

          To the extent a Fund participates in an initial public offering ("IPO") market, and a significant portion of a Fund's returns may be attributable to its investments in IPOs, such investments may have a magnified effect on the investment performance of a Fund during periods when a Fund has a small asset base. Like any past performance, there is no assurance that, as a Fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

     . Geographic focus. To the extent a Fund may invest a substantial amount of its assets in issuers located in a single country or region, developments in those economies will generally have a greater effect on a Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     . Derivatives. A Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. A Fund may use derivatives both for hedging and non-hedging purposes. However, the manager may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

          Derivatives involve special risks and may result in losses. The successful use of derivatives depends on a manager's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, due to the use of leverage or other factors especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from a manager's potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

     . Other investments. In addition to the main investment strategies described above, a Fund may make other investments, such as investments in preferred stocks, convertible securities and debt securities, which may be subject to other risks, as described in the SAI.

     . Defensive Investment Strategies. In addition, a Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. While a Fund invests defensively, it may not be able to pursue its investment objectives. A Fund's defensive investment position may not be effective in protecting its value.

     . Changes in policies. The Funds' Trustees may change a Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

     Further Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting shareholder services. (see back cover for address and phone number).

IV.       MANAGEMENT OF THE FUNDS

 .    Investment Adviser and Subadviser

     Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611, referred to herein as "the Adviser," is the Funds' investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA, referred to herein as "Henderson," is the Funds' subadviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and Henderson is a direct wholly-owned subsidiary of Henderson plc. As of _____

     __, 2001 the Adviser and Henderson had approximately $______ and $_____ of assets under management, respectively.

     As a global money manager, Henderson plc provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition by the Australian financial services company AMP Limited ("AMP") in 1998. Henderson plc is an indirect, wholly owned subsidiary of AMP. Today, Henderson plc's business is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

     Recent global awards of recognition include:

     .    Multi-sector Manager of the Year, 2000 - Morningstar, Australia
     . Best Investment Trust Manager for the 6/th/ consecutive year - S&P Micropal, 1999
     . Fund Manager of the Year 1999, Global Technology and Asian Enterprise Funds -Investment Week
     .    Best Overall Fund Manager of the Year 1999 - Professional Pensions

     As of December 31, 2000, Henderson plc had net assets under management of approximately U.S.$161 billion, ranking it as one of the top 50 fund managers worldwide. In addition to the North American offices, Henderson plc has 15 offices around the world.

     Henderson Global Investors (North America) Inc. provides investment management and related administrative services and facilities to the Funds (including portfolio management and trade execution). For these services, the Advisor is entitled to an annual management fee as set forth in the Fee and Expense Summary.

 .    Portfolio Managers

     Henderson International Developing Companies Fund

     Miranda Richards, Divisional Director and International Small Cap Equity Strategist. Ms. Richards joined Henderson in 1993 and has more than 11 years of experience in investment management. Ms. Richards manages several International Small Cap funds for Henderson and is supported by a team of small cap equity specialists. Ms. Richards has been a member of the Fund's management team since its inception.

     Henderson International Opportunities Fund

     Asset Allocation Strategist- Iain Clark, Chief Investment Officer-International. Mr. Clark joined Henderson in 1985 and has over 25 years of investment management expertise. Mr. Clark has managed several funds for Henderson and has been a member of the Fund's management team since its inception, Mr. Clark will be responsible for overseeing the allocation of the Fund's assets between countries, regions and sectors. Mr. Clark will also generally oversee the management of the Fund.

     International Small Cap- Miranda Richards, Divisional Director and International Small Cap Equity Strategist. Ms. Richards joined Henderson in 1993 and has more than 11 years of experience in investment management. Ms. Richards manages several International Small Cap funds for Henderson and has been a member of the Fund's management team since its inception.

     International Technology - The international technology sector is managed by Mr. Paul Kleiser and Mr. Stuart O'Gorman. Mr. Kleiser joined Henderson as Co-Head of Technology in February 2001. He was previously a Senior Investment Manager at Scottish Equitable managing the Scottish Equitable Technology Fund. Mr. Kleiser has over 21 years of investment experience.

     Mr. O'Gorman joined Henderson in December 2000 as Co-Head of Technology. Prior to joining Henderson, Mr. O'Gorman worked with Mr. Kleiser at Scottish Equitable and co-managed the Scottish Equitable Technology Fund. Mr. Kleiser and Mr. O'Gorman manage several Global Technology Funds for Henderson and have been members of the Fund's portfolio management team since its inception.

     Continental Europe - Stephen Peak, Director of Henderson and head of Henderson's European specialist equities team. Mr. Peak joined Henderson in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds for Henderson and has been a member of the Fund's management team since its inception. Mr. Peak will be responsible for investing in European companies.

     Japan - The Japanese sector is managed by William Garnett, Director, Japanese Equities and Head of the Japanese Team. Mr. Garnett has been following the Japanese markets for over 15 years, having begun his investment career at Henderson in 1986. In 1997, he was appointed head of Japanese equities and currently manages several Japanese specialist funds. Mr. Garnett has been a member of the Fund's management team since its inception.

     Asia Pacific - Heather Manners is Head of the Asia Pacific specialist equity team and manages the Asia Pacific sector. Ms. Manners has over 15 years of experience, having joined Henderson in 1986. In 1993, she was appointed Director of Henderson and in 1999, Head of Pacific and Emerging Markets. Ms. Manners has been a member of the Fund's management team since its inception.

     Henderson Worldwide Growth Fund

     The Fund is managed by a team of investment specialists led by Nitin Mehta, Director and Deputy Chief Investment Officer International. Mr. Mehta joined Henderson in 1994 and has more than 15 years of investment management experience. Mr. Mehta manages several other global growth equity funds for Henderson. He is supported by a team of regional specialists that combine research responsibilities with investment management.

 .    Adviser's Related Performance Information

     Henderson International Developing Companies Fund

     The performance figures shown below represent the total returns for Ivy International Small Companies Fund, which has substantially similar investment policies, strategies, and objectives as those of Henderson International Developing Companies Fund. Ivy International Small Companies Fund is a registered investment company subadvised by Henderson. Past performance is not indicative of future performance. Ivy International Small Companies Fund is a separate U.S. mutual fund and its historical performance is not indicative of the potential performance of Henderson International Developing Companies Fund. The performance shown below is attributed in large part to investments in IPOs and may not be sustainable. Share prices and returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities, and future performance may differ substantially. Henderson International Developing Companies Fund is a non-diversified fund, while the Ivy International Small Companies Fund is diversified. A non-diversified fund is expected to experience greater volatility than a diversified fund. The performance figures do not reflect any deductions for sales loads.

       Average Annual Total Returns
       (for the periods ended December 31, 2000)
     ----------------------------------------------------------------------------------------
                                                                    1 Year  Since Inception
                                                                                   (2/1/99)
     ----------------------------------------------------------------------------------------
       Ivy International Small Companies Fund*                      19.15%           51.74%
       MSCI World Index (ex U.S.) Small Cap Index                   -7.25%            6.49%
       Salomon Smith Barney (ex U.S.) Extended Markets Index       -10.31%            5.64%

     ________
     Sources: Henderson, Lipper Analytical Services, Standard & Poor's Micropal. The MSCI World Index Small Cap Index is a market capitalization-weighted index that measures the performance of small cap companies in over 20 developed market countries. The Salomon Smith Barney Extended Market Index is a widely used unmanaged index indicative of small company market performance.

     * Fund inception was January 2, 1997. Henderson became subadvisor to the Fund beginning February 1, 1999. From February 1, 1999 to November 6, 2000, Henderson had discretionary authority over only a portion of the assets of the Fund. After November 7, 2000 Henderson subadvised 100% of the assets of the Fund. The performance figures shown above represent the performance of the assets managed by Henderson only.

     Henderson Worldwide Growth Fund

     The performance figures shown below represent the total returns for AMP Global Growth Opportunities Fund, which has substantially similar investment policies, strategies, and objectives as those of Henderson Worldwide Growth Fund. AMP Global Growth Opportunities Fund is regulated and sold outside the United States and its base currency is the Australian dollar. Accordingly, it is not subject to the diversification requirements, specific tax restrictions and other investment limitations imposed by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Performance results may have differed if the fund had been regulated as a registered investment company under U.S. securities laws. Past performance is not indicative of future performance. AMP Global Growth Opportunities Fund is a separate fund and its historical performance is not indicative of the potential performance of Henderson Worldwide Growth Fund. Share prices and returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities, and future performance may differ substantially. The performance figures do not reflect any deductions for sales loads.

       Average Annual Total Returns
       (for the periods ended December 31, 2000)
     -------------------------------------------------------------------------
                                                    1 Year    Since Inception
                                                                     (3/8/99)
     -------------------------------------------------------------------------
       AMP Global Growth Opportunities Fund         -12.70%            29.67%
       MSCI World Index                             -12.96%             5.22%

     ________

     Source: Henderson, Standard & Poor's Micropal. Performance figures are based on redemption prices with net income reinvested and have been converted from the Fund's base currency of Australian dollars to U.S. dollars. The MSCI World Index tracks stocks of approximately 1,300 companies representing the stock markets of 22 countries. The since inception performance of the index is from 2/28/99.

V.        DESCRIPTION OF SHARE CLASSES

The Funds offer Class A, B and C shares through this prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

Class A Shares
     . Front end sales charge. There are several ways to reduce these sales charges.
     .    Lower annual expenses than Class B and Class C shares.
     . No CDSC, except for a 1% CDSC for redemptions within one year of investment made in connection with purchases over $1 million for which no front end sales charge was paid.
     . Class A shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually.

In certain circumstances, these sales charges are waived. These circumstances are described under "Sales Charge Waivers".

Class B shares
     .    No front end sales charge. All your money goes to work for you right away.
     .    Higher annual expenses than Class A shares.
     .    A CDSC on shares you sell within six years of purchase.
     . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses.
     . Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
     .    CDSC is waived for certain redemptions.

Class C shares
     .    Front end sales charge.
     . No CDSC, except for a CDSC for redemptions made within eighteen months of investing.
     .    Shares do not convert to another Class.
     .    Higher annual expenses than Class A shares.
     . Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.
     .    CDSC is waived for certain redemptions.

Special considerations concerning the calculation of the CDSC that apply to each of these Classes of shares are described below under the heading "Calculation of CDSC."

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the Adviser. These commissions and concessions are described in the SAI.

 .    Applicable Sales Charge - Class A Shares

     You can purchase Class A shares at the net asset value (NAV) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

        Amount of Purchase                         Sales Charge. as Percentage of:
        ------------------
                                               Offering Price     Net Amount Invested
                                               --------------     -------------------
        Less than $50,000                          5.75%                 6.10%
        $50,000 but less than $100,000             4.75%                 4.99%
        $100,000 but less than $250,000            4.00%                 4.17%
        $250,000 but less than $500,000            3.00%                 3.09%
        $500,000 but less than $1,000,000          2.20%                 2.25%
        $1,000,000 or more                         None..                None..

      ___________
      .Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
      ..No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

     The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

     You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your financial adviser or the Adviser for assistance.

 .    Sales Charge Waivers

     We will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs;
     2. Any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;
     3. Shareholders who have redeemed shares in the Funds and who wish to reinvest in a Fund, provided the reinvestment is made within 30 days of the redemption;
     4. Tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more;
     5. Unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment;
     6. Financial institutions purchasing Class A Shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' distributor (the "Distributor");
     7. Registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under any of the categories described above should contact their brokerage firm; and
     8.   A purchase of $1 million or more of Class A shares.

     For further information on sales charge waivers, call (800) _________.

 .    Sales Charge Reductions

     You may qualify for reduced sales charges in the following cases:

     . Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

        You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     . Rights of Combination. Investors eligible to receive volume discounts are individuals, their spouses, their children under age 21, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in the Fund and Class A Shares of other funds advised by the adviser along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of a Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of a Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Combination.

     . Right of Accumulation. You may add the value of any other Class A shares of a Fund you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase.

     Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund's shares.

     For further information on sales charge reductions, call (800) ________.

 .    Applicable Sales Charge - Class B Shares

     You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth below under "Contingent Deferred Sales Charge."

  Conversion Feature -- Class B Shares:

     . Class B Shares automatically convert to Class A shares of a Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     . After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

     . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     . If you exchange Class B shares of one Henderson Global Fund for Class B shares of another Henderson Global Fund, your holding period will be calculated from the time of your original purchase of Class B shares.

     . The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

  The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

 . Applicable Sales Charge- Class C Shares

  You may purchase Class C shares at net asset value plus an initial sales charge of 1% (referred to as the Offering Price). In addition, a 1% CDSC will apply to redemptions of shares made within eighteen months of buying them, as discussed below. The current sales charge rates are as follows:

                                Sales Charge as Percentage of:            Dealer Reallowance
                                                   Net Amount             as a Percentage of
                                                   ----------
  Amount of Purchase      Offering Price            Invested              the Offering Price
  ------------------      --------------            --------              ------------------
  Investment Amount          1.00%                    1.01%                      1.10%

  The distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

 . Contingent Deferred Sales Charge (CDSC)

  You pay a CDSC when you redeem:

  . Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of purchase;
  .  Class B shares within six years of purchase;
  .  Class C shares within eighteen months of purchase.

  The CDSC payable upon redemption of Class C Shares or Class A shares in the circumstance described above is 1.00%. The CDSC schedule for Class B shares is set forth below.

   Years Since Purchase                                CDSC
   --------------------                                ----
   First................................               5.00%
   Second...............................               4.00%
   Third................................               4.00%

   Years Since Purchase                                CDSC
   --------------------                                ----
   Fourth...............................               3.00%
   Fifth................................               2.00%
   Sixth................................               1.00%
   Seventh and thereafter...............               0.00%

  The CDSC is calculated based on the original NAV at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another fund of Henderson Global Funds which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

  If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

  For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

  The Distributor pays sales commissions of up to 5.00% of the purchase price of Class B shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of a Fund. The Distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal law.

  The Distributor pays sales commissions of up to 2.00% of the purchase price of Class C shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class C shares of a Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund.

  CDSC Waivers
  We will waive the CDSC payable upon redemptions of shares for:

     . death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability;

     . benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans;

     . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and

     . distributions not exceeding 10% annually of normal or premature withdrawals from an IRA.

  CDSC Aging Schedule
  As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The following aging schedule applies to the calculation of the CDSC.

  Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

  No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

  The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

 . Distribution and Service Fees

  12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of a Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

  The 12b-1 fees vary by share class as follows:
  . Class A shares pay a 12b-1 fee of .25% of the average daily net assets of a Fund.
  . Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of a Fund.

  12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by financing the costs of advancing brokerage commissions paid to investment representatives. Such fees may also be used to finance the costs of accruing certain unreimbursed expenses.

  The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution.

  Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of a Fund's assets on an on-going basis.

VI.  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem Class A, Class B and Class C shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

 . How to Purchase Shares

  Initial Purchase. You can establish an account by having your financial adviser process your purchase.

  Investment Minimums:

  --------------------------------------------------------------------------
                                    Minimum to Open   Minimum     Minimum
     Type of Account                An Account        Addition    Balance
  --------------------------------------------------------------------------
     Regular                        $3,000            $50         $3000
     IRA and Roth IRA               $  500            $50             -
     Educational IRA                $  500            $50.            -
     Automatic Investment Plan      $  500            $50             -
  --------------------------------------------------------------------------

  .subsequent years

  The Funds require that you maintain a minimum account value of $3,000. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Funds may notify you of its intent to charge an annual $15 fee until the account has reached the $3,000 minimum. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Funds.

 . Opening Your Account

  You can open a new account in any of the following ways:

  . Complete the application. Make check or money order payable to Fund Name.
    Mail to:

     Regular Mail                            Overnight Mail
     Henderson Global Funds                  Boston Financial Data Services
     PO Box xxxx                             c/o Henderson Global Funds
     Boston, MA  02266                       66 Brooks Drive, Suite xxxx
                                             Braintree, MA  02184
                                             617-xxx-xxxx or 800-xxx-xxxx

  Current shareholders may open a new identically registered account by one of the following methods:

  . Telephone Exchange Plan. You may switch $3,000 or more from your existing Fund to another Fund of the Henderson Global Funds account into a new account.

  .  Wire.  Call 800-xxx-xxxx to arrange for this transaction:

        State Street Bank and Trust Company
        Attn:  Mutual Funds
        Boston, MA  xxxxx
        ABA # 0110-002-8
        Attn:  Henderson Global Funds
        Deposit DDA #xxxx-xxx-x

        FBO: (please specify the Fund name, account number and name(s) on account);

 . Adding to Your Account

  There are several easy ways you can make additional investments of at least $50 to your account:
     .  ask your financial adviser to purchase shares on your behalf;
     .  send a check with the returnable portion of your statement;
     . wire additional investments through your bank using the wire instructions as detailed above;
     . authorize transfers by telephone between your bank account and your Henderson account through ACH. You may elect this privilege on your account application or through an account maintenance form if you wish to use it;
     .  exchange shares from another Fund of the Henderson Global Funds;
     . through an Automatic Investment Plan (please see Purchase & Redemption Programs for details).

 . How to Exchange Shares

  You can exchange your shares for shares of the same Class of certain other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. Shares that have been registered for less than 15 days may only be exchanged upon a determination by a Fund that the exchange, when considered together with your transactions in shares of the other Henderson Global Funds, does not constitute a pattern of market timing or excessive trading practices and is not otherwise harmful to the interests of a Fund and its shareholders. The minimum exchange amount to establish a new account is $3,000 ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 . How to Redeem Shares

  You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. A Fund sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

  Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

  You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

  The Funds reserve the right to charge an annual account fee of $15 if a shareholder's account falls below $3,000 for a period of 30 days or longer.

  Redeeming Through Your Financial Adviser

  You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

  Redeeming Directly Through Shareholder Services

  . By telephone. You can call shareholder services to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use it.

  . By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of share or dollar amount to be sold. Mail to:

     Regular Mail                                Overnight Mail
     Henderson Global Funds                      Boston Financial Data Services
     PO Box xxxx                                 c/o Henderson Global Funds
     Boston, MA  02266                           66 Brooks Drive, Suite xxxx
                                                 Braintree, MA  02184
                                                 617-xxx-xxxx or 800-xxx-xxxx

  . By Wire. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. A wire fee of $10 will be charged by the Funds.
     Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

  Signature Guarantee / Additional Documentation

  Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

  . You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;
  .  You want to sell more than $200,000 in shares;
  . You want your redemption check mailed to an address other than the address on your account registration;
  .  Your address of record was changed within the past 30 days;
  .  You want the check made payable to someone other than the account owner;

  . You want to sell shares, and you instruct the adviser to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account; or

  . Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

 . Other Considerations

  Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Henderson Global Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Henderson Global Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, a Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

  Excessive Trading Practices. The Henderson Global Funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the Henderson Global Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Henderson Global Funds and their shareholders, the Henderson Global Funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the Henderson Global Funds, has been or may be disruptive to a fund. In making this judgment, the Henderson Global Funds may consider trading done in multiple accounts under common ownership or control.

  Generally, you will be permitted to make up to 5 round-trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again). Shares redeemed or exchanged within 30 days of purchase are subject to a 2% redemption fee.

  Reinstatement Privilege. Once a year, you may decide to reinstate shares that you have redeemed within the past 30 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the redemption. Shares will be purchased at NAV on the day they are received; shares will be purchased into the account from which the redemption was made. If shares were redeemed from a Class B or Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

  In-Kind Distributions. The Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. A Fund does not expect to make in- kind distributions, and if a Fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund's net assets, whichever is less.

VII.  INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

 . Distribution Options

  The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

  . Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);
  . Dividend distributions in cash; capital gain distributions reinvested in additional shares; or
  .  Dividend and capital gain distributions in cash.

  Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the net asset value as of the close of business on the record date. See "Other Information- Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services by at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 . Purchase and Redemption Programs

  For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, B and C shares, without extra charge:

  Automatic Investment Plan. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month.

  Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Henderson Global Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Henderson Global Fund for shares of the same Class of shares of other Henderson Global Funds. You may make exchanges of at least $50 to up to four different funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

  Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

  Distribution Investment Program. You may purchase shares of any Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of another Henderson Global Fund.

  Systematic Withdrawal Plan. This plan is available to IRA accounts only. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and 31st of the month. If you do not specify a date the investment will automatically occur on the 15th business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 15% of the value of your account through these payments in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.

VIII.  OTHER INFORMATION

 . Pricing of Fund Shares

  The price of each Class of a Fund's shares is based on its NAV. The NAV of each Class of shares is determined at the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are set forth in the SAI. To determine net asset value, a Fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the Funds if current market values are unavailable. Fair value pricing may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using current market values.

  You will receive the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     . shareholder services's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or

     . the valuation time, if placed directly by you (not through a financial adviser such as, a broker or bank) to shareholder services.

  A Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when a Fund does not price its shares. Therefore, the value of a Fund's shares may change on days when you will not be able to purchase or redeem a Fund's shares.

 . Distributions

  The Funds intend to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

  Undeliverable Distributions

  If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Adviser may cancel the check and reinvest the proceeds in a Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period:
  (1) the Adviser will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) the Adviser will automatically reinvest future dividends and distributions in your Fund.

 . Tax Considerations

  The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation.

  Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

  You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

  The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

  Fund distributions will reduce a Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

  A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If a Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from a Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

  If you are neither a citizen nor a resident of the U.S., a Fund will withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by a Fund. A Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read a Fund's Account Application for additional information regarding backup withholding of federal income tax.

  Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

 . Unique Nature of Funds

  Henderson Global Investors may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Fund's portfolio manager. While the Funds may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

 . Provision of Annual and Semi-Annual Reports and Prospectuses

  The Funds produce financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds' annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------------------------------------------------------------
More information about the Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from a Fund. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about a Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-_________

BY MAIL
Write to:
Henderson Global Funds
P.O. Box ____
Boston, MA 02266

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite ____
Braintree, MA 02184

ON THE INTERNET
Text-only versions of fund documents can be viewed online or downloaded from:
      SECURITIES AND EXCHANGE COMMISSION
      http://www.sec.gov
      ------------------
You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov

-------------------------------------------------------------------------------

SEC file number: 811-____

--------------------------------------------------------------------------------
                             Subject to Completion
      Preliminary Statement of Additional Information dated June 4, 2001
--------------------------------------------------------------------------------


                     Henderson European Opportunities Fund
               Henderson International Developing Companies Fund
                       Henderson Global Technology Fund
                  Henderson International Opportunities Fund
                        Henderson Worldwide Growth Fund


                                   series of

                            Henderson Global Funds
                     737 North Michigan Avenue, Suite 1950
                            Chicago, Illinois 60611

                      STATEMENT OF ADDITIONAL INFORMATION

                                _________, 2001

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of five portfolios, each of which is non-diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Henderson European Opportunities Fund, Henderson International Developing Companies Fund, Henderson Global Technology Fund, Henderson Worldwide Growth Fund and Henderson International Opportunities Fund (each a "Fund"). Each Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and subadvised by Henderson Investment Management Ltd. ("Henderson" or the "Subadviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectuses for the Funds each dated ______, 2001 (each a "Prospectus"), which may be obtained upon request and without charge from the Trust by calling ___________ or from __________ (the "Distributor") at [address of distributor].








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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
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                               TABLE OF CONTENTS

                                                                                                               Page
Fund History and General Information...............................................................................
Investment Objectives, Strategies and Risks........................................................................
Fund Investments...................................................................................................
Investment Restrictions............................................................................................
Portfolio Turnover.................................................................................................
Management of Funds................................................................................................
Control Persons and Principal Holders..............................................................................
Code of Ethics.....................................................................................................
Investment Advisory and Other Services.............................................................................
Brokerage Allocation...............................................................................................
Capitalization and Voting Rights...................................................................................
Purchases, Exchanges and Redemption Information....................................................................
Net Asset Value....................................................................................................
Taxation...........................................................................................................
Performance Information............................................................................................
Financial Statements...............................................................................................
Appendix...........................................................................................................

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectuses do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                     FUND HISTORY AND GENERAL INFORMATION

         Each Fund is organized as a separate, non-diversified portfolio of the Trust, an open-end management investment company organized as a Delaware business trust on May 11, 2001.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that Henderson, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, Henderson may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

                     INVESTMENT OBJECTIVES AND STRATEGIES

         Each Fund has its own investment objectives and policies, which are described in the relevant Prospectus under the captions "Fund Summary" and "Investment Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in a Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

Henderson European Opportunities Fund

         Henderson European Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments.The Fund invests primarily in stocks of companies located in European countries. Under normal market conditions at least 80% of the Fund's net assets will consist of equity securities of European companies, primarily common stocks and depositary receipts, except during temporary and defensive periods. European companies are broadly defined to include any company that meets one or more of the following tests (a) its country of organization, its primary business office and/or its principal trading market of its stock are located in Europe; or (b) 50% or more of its assets are located in Europe; or (c) 50% or more of its revenues are derived from Europe.

         The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

         The Fund has no limits on the geographic asset distribution on its investments within Europe. However, the Fund anticipates that a majority of the Fund's assets will be invested in companies located in Western European countries such as: United Kingdom, Belgium, Germany, Norway, The Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Eastern European countries such as Russia, Bulgaria, the Czech Republic and Poland.

         The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

         The Fund also invests in multinational companies and companies that benefit from European economic activity. Consistent with its investment objective, the Fund may also invest in European debt securities, up to 15% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P") or, if unrated, considered by the Adviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

         The Fund will focus on selecting stocks evaluating a broad range of criteria including a company's financial strength, competitive position in its industry, projected future earnings and cash flows. In evaluating investment opportunities in various countries, the Fund will consider the condition and growth potential of the various economies and securities markets, currency and taxation factors, and other financial, social and political factors which may have an effect on the investment climate of the companies which are located in those markets. However, country allocations are primarily driven by the stock selection process. In addition, the Fund considers the condition and growth potential of industry sectors in selecting what it believes to be attractively valued companies.

         As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when fund management is unable to find enough attractive long term investments, to reduce exposure to European equities when fund management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

         The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. The Fund may also use derivatives including futures, forwards, options, indexed securities, futures and options on futures.

Henderson Global Technology Fund

         Henderson Global Technology Fund's investment objective is long-term capital appreciation primarily through investment in equities of technology-related companies. The Fund normally invests at least 80% of its net assets in common stocks and related securities of U.S and non-U.S. technology-related companies, such as preferred stock, convertible securities and depository receipts, except during temporary defensive periods. Technology-related companies are defined as those companies that suggest rapid and sustainable growth potential from the development, advancement or use of technology to improve their business processes and applications. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments.

         The Fund has no limits on the geographic asset distribution on its investments. Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests: a company to be "located" in the country where: (i) its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; (ii) 50% or more of its assets are located in a country other than the United States; or (iii) 50% or more of its revenues are derived from outside of the United States.

         The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

         As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when fund management is unable to find enough attractive long term investments, to reduce exposure to international equities when fund management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the fund's ability to meet its investment objective.

         The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. The Fund may also use derivatives including futures, forwards, options, indexed securities, futures and options on futures.

Henderson International Developing Companies Fund

         Henderson International Developing Companies Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments. The Fund invests primarily in stocks of companies that have a minimum market capitalization of US $200 million and that have a high earnings potential. Under normal market conditions, the Fund's net assets will consist primarily of non-U.S. securities, primarily common stocks and depositary receipts, except during temporary and defensive periods. The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; (ii) 50% or more of its assets are located in a country other than the United States; or (iii) 50% or more of its revenues are derived from outside of the United States.

         In making its decisions as to which country to invest in, the Fund will consider: (i) the condition and growth potential of the various economies and securities markets and the companies which are located in those markets; (ii) inflation, currency and taxation factors; and (iii) other financial, social and political factors which may have an effect on the investment climate.

         As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when fund management is unable to find enough attractive long term investments, to reduce exposure to international equities when fund management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the fund's ability to meet its investment objective. The Fund may engage in active and frequent trading to achieve its principal investment strategies.

         The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. The Fund may also use derivatives including futures, forwards, options, indexed securities, futures and options on futures.

Henderson International Opportunities Fund

         Henderson's International Opportunities Fund investment objective is long-term capital appreciation, primarily through investment in equities of non-U.S. companies. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments. Under normal market conditions the Fund's net assets will consist primarily of securities of non-U.S. companies, primarily common stocks and depositary receipts, except during temporary and defensive periods.

         Fund investment performance will be primarily derived from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

         The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries. Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; (ii) 50% or more of its assets are located in a country other than the United States; or
(iii) 50% or more of its revenues are derived from outside of the United States.

         As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when fund management is unable to find enough attractive long term investments, to reduce exposure to international equities when management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

     The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. The Fund may use derivatives including futures, forwards, options, indexed securities, futures and options on futures.

Henderson Worldwide Growth Fund

         Henderson Worldwide Growth Fund's investment objective is long-term capital appreciation primarily through investment in equities of U.S. and non-U.S. companies. The Fund invests primarily in equity securities of U.S. and non-U.S. growth companies that have the potential to benefit from global economic or social trends. The Fund does not consider current income from dividends and interest to be a primary consideration in selecting investments. The Fund is not limited by the market capitalization, geographic or industry sector classification of the companies. Typically, the Fund will invest in several countries in different geographic regions. Under normal market conditions, the Fund's net assets will consist primarily of U.S. and non-U.S. companies, primarily common stocks and depositary receipts, except during temporary and defensive periods. The Fund has no limits on the geographic asset distribution on its investments within non-U.S. countries.

         Non-U.S. companies are broadly defined to include any company that meets one or more of the following tests: (i) its country of organization, the primary business office and/or the principal trading market of its stock are located outside of the United States; (ii) 50% or more of its assets are located in a country other than the United States; or (iii) 50% or more of its revenues are derived from outside of the United States. In making its decisions as to which country to invest in, the Fund will consider: (i) the condition and growth potential of the various economies and securities markets and the companies which are located in those markets; (ii) inflation, currency and taxation factors; and (iii) other financial, social and political factors which may have an effect on the investment climate. In particular countries fund management considers the condition and growth potential of industry sectors and selects companies within those sectors.

         As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when the Adviser is unable to find enough attractive long term investments, to reduce exposure to international equities when fund management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the fund's ability to meet its investment objective.

         The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. The Fund may also use derivatives including futures, forwards, options, indexed securities, futures and options on futures.

                               FUND INVESTMENTS

         Banking Industry And Savings And Loan Obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in Henderson's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         Borrowing. Each of the Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         Convertible Securities. Each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

         Debt Securities. Each Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by Henderson to be of comparable quality.

         Low-Rated Debt Securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of Henderson not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on Henderson's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, Henderson will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, Henderson currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         Firm Commitment Agreements And "When-Issued" Securities. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging a Fund's assets. In either instance, a Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         Foreign Securities. The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored American Depository Receipts

("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), European Depository Shares ("EDSs") Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

     Although Henderson intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Henderson seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

     ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     Some countries in the Asia Pacific region underwent during 1997 and 1998 well-publicized, but unprecedented economic instability. Certain issuers absorbed substantial losses due to adverse changes in the financial conditions or the market's assessment of particular issuers. Moreover, the currencies of some countries in the region underwent rapid devaluation prompting governmental efforts to stabilize the currency. While Henderson believes that the worst of this crisis has passed and the Asia Pacific markets are stabilizing, the stocks of Asia Pacific issuers may remain volatile.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

     Foreign Currency Exchange Transactions. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

     Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Futures Contracts And Options On Futures Contracts. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

     When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

     When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

     Foreign Currency Futures Contracts and Related Options. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     Risks Associated with Futures and Related Options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Illiquid Securities. Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     [Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of [25%] of each Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to (i) the inability of the borrower to return securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Adviser or the Subadviser will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser, or the Subadviser has determined are creditworthy under guidelines established by the Board of Trustees.]

     Other Investment Companies. Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

     Options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

     Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

     Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, Henderson will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

     Writing Options on Individual Securities. Each Fund may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     Purchasing Options On Individual Securities. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

     Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. T here is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

     When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

     Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

     Each Fund's success in using options techniques depends, among other hings, on the Adviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

     Repurchase Agreements. Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

     Securities Index Futures Contracts. Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     Risks of Securities Index Futures. Each Fund's success in using hedging techniques depends, among other things, on Henderson's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities.

Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

     Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

     U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

     Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

     [Zero Coupon Bonds. Each Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.]

                            INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies of each Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of a Fund. Each Fund has elected to be classified as a non-diversified series of an open-end investment company. Under these restrictions, a Fund may not:

     (i)    issue senior securities, except as permitted under the 1940 Act;

     (ii)   borrow money, except as permitted under the 1940 Act;

     (iii) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (iv) invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Henderson Global Technology Fund will invest more than 25% of its total assets in technology-related industries;

     (iv) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

     (vii) purchase physical commodities or contracts relating to physical commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectuses and this SAI; and

     (viii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

                              PORTFOLIO TURNOVER

     Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                 MANAGEMENT OF THE FUNDS-TRUSTEES AND OFFICERS

     Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

     A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows. An asterisk (*) indicates Trustees who are "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act.)

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Name, address, age               Position with the Trust     Principal Occupations During Past Five
                                                             Years
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Name                             Trustee
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
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Name                             Trustee
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Trustee
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Trustee
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Trustee
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             President
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
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Name, address, age               Position with the Trust     Principal Occupations During Past Five
                                                             Years
----------------------------------------------------------------------------------------------------------
Name                             Vice President
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
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Name                             Treasurer
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Assistant Treasurer
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [   ]
----------------------------------------------------------------------------------------------------------
Name                             Assistant Treasurer
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Secretary
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Assistant Secretary
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------
Name                             Assistant Secretary
737 North Michigan Avenue,
Suite 1950
Chicago, Illinois 60611
Age: [  ]
----------------------------------------------------------------------------------------------------------

     The Board of Trustees has an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

     The Audit Committee makes recommendations regarding the selection of independent auditor's for the Trust, confers with the independent auditors regarding the Trust's financial statements, the results of audits and related matters; and performs such other tasks as the full Board of Trustees deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently the members of the Audit Committee are __________.

          The Board of Trustees has a Nominating Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Nominating Committee are ____________________.

          Trustees who are not interested persons of the Trust receive from the Trust, for service on the Board of the Trust, an annual retainer of $_________ and a fee of $_____ for each meeting attended. Board members who are members of the Audit Committee and/or Nominating Committee also receive a fee for each meeting of the committee attended. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

          The following table summarizes the estimated compensation to be paid by the Trust to its respective Trustees for the fiscal year ended [July 31, 2002].

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                                                  Retirement         Estimated           Total
                              Aggregate        Benefit Accrued    Annual Benefits     Compensation
                          Compensation from    as Part of Fund    Upon Retirement         from
      Trustee Name             Trust(1)            Expenses                          Registrant(1)
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___________

(1) Based on renumeration expected to be paid to the Trustees of the Trust for the fiscal year ended July 31, 2002.

     No officer, director or employee of the Adviser, the Subadviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust. As of [Date], none of the Trustees beneficially owned any class of outstanding shares of any Fund and the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Trust.

                     CONTROL PERSONS AND PRINCIPAL HOLDERS

     To the knowledge of the Trust as of [DATE], [_] as initial shareholder owned beneficially or of record 100% or more of the Funds' outstanding shares of any class. As of the date of commencement of operations of the Funds, [] will no longer control the Funds.

                                 CODE OF ETHICS

     The Adviser, the Subadviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each fund, in compliance with Rule 17j-1 under the 1940 Act.
The Codes of Ethics permits employees of the Adviser, the Subadviser and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. Among other things, the Codes of Ethics, which applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions in certain securities may not be made, and requires the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Adviser and Subadviser. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago IL, 60611 is the Funds' investment adviser. Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 2DA is the Funds' subadviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson plc and the Subadviser is a direct wholly-owned subsidiary of Henderson plc. As of _____ __, 2001 the Adviser and Subadviser had approximately $______ and $_____ of assets under management, respectively.

     As a global money manager, Henderson plc provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson plc has been managing fund assets for international clients since 1974 and for U.S. clients since 1980. Henderson plc was formed following the acquisition by the Australian financial services company AMP Limited ("AMP") in 1998. Henderson plc is an indirect, wholly owned subsidiary of AMP. Today, Henderson plc's business is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

     The Adviser provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement") and the Subadviser provides such services to the Funds pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").

     Pursuant to the Advisory Agreement, the Adviser acts as each Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Funds if elected to such positions. In addition to the advisory fee, each portfolio pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of a Fund's net asset value. Expenses that will be borne directly by the Funds include, but are not limited to, the following: fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

     Each Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of each Fund's average net assets as set forth below.

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     Henderson European Opportunities Fund                                                  1.00%
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     Henderson Global Technology Fund                                                       1.20%
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     Henderson International Developing Companies Fund                                      1.20%
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     Henderson International Opportunities Fund                                             1.10%
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     Henderson Worldwide Growth Fund                                                        1.00%
    --------------------------------------------------------------------------------------------

     Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the supervision of the Board of Trustees and the Adviser.

     The Adviser pays the Subadviser a monthly fee for providing investment subadvisory services at an annual rate of each Fund's average net assets as set forth below.

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     Henderson European Opportunities Fund                                     [_]%
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     Henderson Global Technology Fund                                          [_]%
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     Henderson International Developing Companies Fund                         [_]%
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     Henderson International Opportunities Fund                                [_]%
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     Henderson Worldwide Growth Fund                                           [_]%
    ------------------------------------------------------------------------------

     With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual operating expenses (excluding 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions, litigation, indemnification, expenses and extraordinary expenses) to 1.75% of the Fund's average daily net assets. The Adviser may subsequently recover reimbursed expenses from the Fund if the Fund's expense ratio falls below the expense limitation. These contractual arrangements will continue until at least August 31, 2006.

     The Advisory Agreement and Sub-Advisory Agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and (a) by the shareholders of a Fund or the Board of Trustees. The agreements may be terminated at any time, upon 60 days' written notice by either party; a Fund may so terminate either by the vote the Board of Trustees or by a majority vote of the outstanding shares the affected portfolio. The agreements may also be terminated at any time either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. The agreements provide that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

     Upon termination of the agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

     [Distributor. _________ serves as the distributor of each Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution
Agreement"). The Distributor distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with the Distributor. The Distributor distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

     Each Fund has authorized the Distributor to accept on its behalf purchase and redemption orders. The Distributor is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

     Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the relevant Prospectus.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.]

     Distribution Services- Rule 12b-1 Distribution Plans. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under the Class A Plan, each Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares. Under the Class B and Class C Plans, each Fund pays the Distributor a 12b-1 fee of 0.75% of the average daily net assets attributable to its Class B and Class C shares, respectively.

     Under each Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives or to pay the financing costs of accruing certain unreimbursed expenses. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquires concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

     Among other things, each Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

     Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian ("State Street" or the "Custodian") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes each Fund's net asset value and keeps the book account for each Fund.

     Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board of Trustees concerning the operations of the Fund.

     Administrator. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the gross negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

     Auditors. Ernst & Young LLP, independent auditors located at 233 South Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Funds' tax returns.

     Outside Counsel. The law firm of Vedder, Price, Kaufman & Kammholz has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds.

                             BROKERAGE ALLOCATION

     Subject to the overall supervision of the Board, the Adviser places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.

     The Adviser selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. In addition, not all of these services may be used by the Adviser in connection with the services it provides to a Fund. The Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. The Adviser will not, however, execute brokerage transactions other than at the best price and execution.

     Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deems to be a desirable investment for each Fund. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                       CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid and non-assessable. No class of shares of any Fund has preemptive rights or subscription rights.

     The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized five series, each of which represents a fund. Pursuant to the Declaration of Trust, the Trustees may terminate any fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Henderson European Opportunities Fund, Henderson Global Technology Fund, Henderson International Developing Companies Fund, Henderson International Opportunities Fund and Henderson Worldwide Growth Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of each Fund or class are entitled to vote alone on matters that only affect that Fund or class. All Funds and classes of shares of each Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund of the Trust. Voting regarding the distribution plan applicable to Class A, Class B or Class C shareholders will be regarded as separate matters requiring separate vote by class. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all Funds of the Trust.

     As used in this SAI and the Prospectuses, the phrase "majority vote of the outstanding shares" of a Fund or class means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of a Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

     The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

     Purchases. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

     [Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs.]

     Exchanges. As described in the Prospectuses, shareholders of each Fund have an exchange privilege with other Henderson Funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Henderson Fund into which the exchange is to be made.

     Initial Sales Charges. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

     Contingent Deferred Sales Charge Shares- Class A, Class B and Class C Shares. Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectuses ("outstanding Class A shares"), for Class A shares of another Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of any Fund acquired through an exchange of Class B shares of another Henderson Fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Henderson Fund from which the exchange was made.

     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

     The following CDSC table applies to Class B shares:

          ---------------------------------------------------------------------------------------
                                              Contingent Deferred Sales Charge As A Percentage Of
          Year Since Purchase                 Dollar Amount Subject To Charge
          ---------------------------------------------------------------------------------------
          First                               5%
          ---------------------------------------------------------------------------------------
          Second                              4%
          ---------------------------------------------------------------------------------------
          Third                               4%
          ---------------------------------------------------------------------------------------
          Fourth                              3%
          ---------------------------------------------------------------------------------------
          Fifth                               2%
          ---------------------------------------------------------------------------------------
          Sixth                               1%
          ---------------------------------------------------------------------------------------
          Seventh and thereafter              0%
          ---------------------------------------------------------------------------------------

     Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within eighteen months of the date of purchase.)

     Each exchange will be made on the basis of the relative net asset value per share of the Funds involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.

     An exchange of shares between any of the Funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

     Conversion Of Class B Shares. As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or
(2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

     Redemptions. As described in the Prospectuses, shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which trading on the New York Stock Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

     In-Kind Purchases. Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 act. This will require the particular fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     Other Redemption Information. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                NET ASSET VALUE

     The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

     A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

     An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

     Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the New York Stock Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the New York Stock Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the New York Stock Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                   TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Options, Futures And Foreign Currency Forward Contracts. The taxation of equity options and OTC options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "Section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain Section 1256 contracts are ordinary in character. Also, Section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

     Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

     Currency Fluctuations -- "Section 988" Gains Or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

     Investment In Passive Foreign Investment Companies. Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

     Debt Securities Acquired At A Discount. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount,

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

     Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     Disposition Of Shares. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

     Foreign Withholding Taxes. Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     Backup Withholding. Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                            PERFORMANCE INFORMATION

     Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     Average Annual Total Return. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

     P(1 + T)/n/ = ERV

     Where:         P = a hypothetical initial payment of $1,000 to purchase
                        shares of a specific class

                    T = the average annual total return of shares of that class

                    n = the number of years

                    ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C (where applicable) shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

     Cumulative Total Return. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a particular Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

          Where:    C = cumulative total return

                    P = a hypothetical initial investment of $1,000 to purchase shares of a specific class

                    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     Other Quotations, Comparisons And General Information. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications.

                             FINANCIAL STATEMENTS

The financial statements of the Trust which are attached contain the following:

  .  Independent Auditor's Report.
  .  Statement of Assets and Liabilities.
  .  Notes to Financial Statements.

Independent Auditors' Report

Statement of Assets and Liabilities

Notes to Financial Statements

APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE

BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

     (a) Corporate Bonds. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) Commercial Paper. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) Corporate Bonds. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                            HENDERSON GLOBAL FUNDS
                          PART C - OTHER INFORMATION

Item 23.  Exhibits

          (a)  Declaration of Trust is filed herein.

          (b)  By-Laws are filed herein.

          (c)  Not Applicable.

          (d) (1) Form of Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. is filed herein.
               (2) Form of Investment Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Ltd. is filed herein.

          (e)  Form of Distribution Agreement*

          (f)  Not Applicable.

          (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company*

          (h) (1) Form of Administration Agreement between Registrant and State Street Bank and Trust Company is filed herein.

               (2) Form of Transfer Agency and Registrar Agreement between Registrant and State Street Bank and Trust Company*

          (i)  Opinion and consent of counsel*

          (j)  Consent of Auditors*

          (k)  Not Applicable.

          (l)  Initial Capital Agreement*

          (m)  Form of Distribution and Service Plan*

          (n)  Multi-Class Plan*

          (p)  (1)  Code of Ethics of Registrant*
               (2)  Code of Ethics of Adviser*
               (3)  Code of Ethics of Sub-Adviser*
               (4)  Code of Ethics of Distributor*
____________________
* To be filed by amendment.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          Not Applicable.

Item 25.  Indemnification

          Article V. Section 5.2 or the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          [The Funds intend to obtain insurance coverage for its trustees and officers.]

Item 26.  Business and Other Connections of Investment Adviser and Subadviser

          Henderson Global Investors (North America) Inc. serves as the investment adviser of the Registrant and institutional and individual investors. Henderson Investment Management Ltd. serves as the investment subadviser of the Registrant and other investment companies and institutional and individual investors. The principal executive officers of the the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

           Name                                    Position with Adviser
           ----                                    ---------------------
           Charles H. Wurtzebach                   Managing Director, North America
           Douglas G. Denyer                       Vice President and Treasurer
           David R. McWhorter                      Secretary

           Name                                    Position with Subadviser
           ----                                    ------------------------
           George I. Buckley                       Director and Global Chief Investment Officer
           Nicholas T. Hiscock                     Director of Finance
           Campbell I. Clark                       Director of International Specialist
           Rachel Mary C. Jago                     Director of Operations
           Gerrard M. Clare                        Director and Chief Investment Officer Retail
           Lenard J. Patridge                      Director of Property
           Rupert A. Carnegie                      Director or Research and Strategy
           Phillip R. Yates                        Chief Executive
           Robert R. Ross                          Director, Compliance

          For further information relating to the Adviser's and Subadviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. SEC File No. 811-47202 and Henderson Investment Management Ltd. and SEC File No. 801-55577.

Item 27.  Principal Underwriters.

          (a) Forum Fund Services, LLC located at [address] serves as the principal underwriter for the Registrant and for the following investment companies:

          [list of investment companies]

          (b) The principal business address, positions with the underwriter and positions with Registrant are listed below.

                Name and Principal              Position and Offices with         Position and Offices
                Business Address*               Forum Fund Services LLC           with Registrant
                ------------------              -------------------------         --------------------
               *[address]

          (c)  Not Applicable.

Item 28.  Location of Accounts and Records

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

          (1) Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611;

          (2) Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 20A;

          (3) State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110;

          (4) Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169; and

          (5)  Forum Fund Services, LLC, [address].

Item 29.  Management Services

          The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

Item 30.  Undertakings

          Not Applicable.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Chicago, and State of Illinois on the 4/th/ day of June, 2001.

HENDERSON GLOBAL FUNDS

By:  /s/ Sean Dranfield
     ------------------
       Trustee

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures                       Title                                                    Date
----------                       -----                                                    ----

By:     /s/ Sean Dranfield       Trustee and Chief Executive Officer                      June 4, 2001
        ------------------
        Sean Dranfield

By:     /s/ Michelle Barbiere    Treasurer and Chief Financial and Accounting Officer     June 4, 2001
        ---------------------
        Michelle Barbiere

                                 EXHIBIT INDEX

Exhibit Number.     Exhibit Title
--------------      -------------

99(a)               Declaration of Trust
99(b)               By-Laws
99(d)(1)            Form of Investment Advisory Agreement
99(d)(2)            Form of Investment Sub-Advisory Agreement
99(h)(1)            Form of Administration Agreement